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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
EarthLink, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EARTHLINK, INC.
1375 Peachtree St.
Atlanta, Georgia 30309
(404) 815-0770

April 22, 2003

Dear Stockholders:

        You are cordially invited to attend the 2003 Annual Meeting of Stockholders of EarthLink, Inc. (the "Company"), which will be held at 10:00 a.m. (local time) on Tuesday, May 27, 2003, at the Georgia Center for Advanced Telecommunications Technology (GCATT), located at 250 14th Street NW, Atlanta, Georgia (the "Annual Meeting").

        The principal business of the Annual Meeting will be (i) the election of our Class I directors, (ii) the approval and ratification of amendments to the EarthLink, Inc. Stock Option Plan for Non-Employee Directors, (iii) the approval and ratification of amendments to the EarthLink, Inc. Stock Incentive Plan, and (iv) the ratification of the appointment by the Company's Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors for the year ending December 31, 2003. We will also review our results for the past fiscal year and report on significant aspects of our operations during the first quarter of 2003.

        If you do not attend the Annual Meeting, you may vote your shares in any of three ways—by mail, by telephone or by Internet. The enclosed proxy card materials provide you details on how to vote by these three methods. Whether or not you plan to attend the Annual Meeting, we encourage you to vote in the method that suits you best so that your shares will be voted at the Annual Meeting. If you decide to attend the Annual Meeting, you may revoke your proxy and personally cast your votes.

        Thank you, and we look forward to seeing you at the Annual Meeting or receiving your proxy vote.

Sincerely yours,

Sky D. Dayton Chairman of the Board

EARTHLINK, INC.
1375 Peachtree St.
Atlanta, Georgia 30309
(404) 815-0770

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2003 Annual Meeting of Stockholders of EarthLink, Inc. (the "Company") will be held at 10:00 a.m. (local time), on Tuesday, May 27, 2003, at the Georgia Center for Advanced Telecommunications Technology (GCATT), located at 250 14th Street NW, Atlanta, Georgia. The meeting is called for the following purposes:

  1.
  To elect Class I directors for a three-year term;

  2.
  To approve and ratify the amendment of the EarthLink, Inc. Stock Option Plan for Non-Employee Directors as described in the Proxy Statement, including in order to reserve an additional 600,000 shares of the Company's Common Stock for issuance thereunder and to permit the use of up to 300,000 of these shares for grants of Restricted Stock and Restricted Stock Units thereunder and the issuance of shares of Common Stock for deferred stock benefits;

  3.
  To approve and ratify the amendment of the EarthLink, Inc. Stock Incentive Plan as described in the Proxy Statement, including in order to permit the use of up to 1,000,000 of the shares currently reserved for issuance under this Plan for the grant of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and Performance Awards thereunder and the issuance of shares of Common Stock for deferred stock benefits;

  4.
  To ratify the appointment by the Company's Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2003; and

  5.
  To transact such other business as may properly come before the meeting.

        The Board of Directors has fixed the close of business on March 31, 2003 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

By order of the Board of Directors,

Sky D. Dayton Chairman of the Board

Atlanta, Georgia
April 22, 2003

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES BY MAIL WITH THE ENCLOSED PROXY CARD, BY TELEPHONE OR BY INTERNET SO THAT YOUR SHARES WILL BE REPRESENTED. IF YOU WISH, YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

EARTHLINK, INC.
1375 Peachtree St.
Atlanta, Georgia 30309

PROXY STATEMENT
For the Annual Meeting of Stockholders
to be held May 27, 2003

        This Proxy Statement is furnished by and on behalf of the Board of Directors (the "Board of Directors") of EarthLink, Inc. (the "Company" or "EarthLink") in connection with the solicitation of proxies for use at the 2003 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (local time) on Tuesday, May 27, 2003, at the Georgia Center for Advanced Telecommunications Technology (GCATT), located at 250 14th Street NW, Atlanta, Georgia, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy card will be mailed on or about April 22, 2003 to the Company's stockholders of record (the "Stockholders") on the Record Date, as defined below.

        THE BOARD OF DIRECTORS URGES YOU TO VOTE YOUR SHARES BY ANY OF THE THREE AVAILABLE METHODS—BY MAIL, BY TELEPHONE OR BY INTERNET. IF YOU VOTE BY MAIL, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

        Proxies will be voted as specified by the Stockholder or Stockholders granting the proxy. Unless contrary instructions are specified, if the enclosed proxy card is executed and returned (and not revoked) prior to the Annual Meeting, the shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") represented thereby will be voted FOR the proposals set forth in this Proxy Statement. The submission of a signed proxy will not affect a Stockholder's right to attend and to vote in person at the Annual Meeting. A Stockholder who executes a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either a written revocation or an executed proxy bearing a later date or by attending and voting in person at the Annual Meeting.

        Only holders of record of Common Stock as of the close of business on March 31, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting. Holders of shares of Common Stock (the "Shares") authorized to vote are entitled to cast one vote per Share on all matters voted upon at the Annual Meeting. As of the close of business on the Record Date, there were 151,651,175 Shares issued and outstanding.

Quorum Required

        According to the Company's Bylaws, the holders of a majority of the Shares entitled to be voted must be present or represented by proxy to constitute a quorum. Each outstanding Share is entitled to one vote on all matters. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, the Stockholders who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered Stockholders who are present and entitled to vote and they count toward the quorum.

Vote Required

        Under Delaware law, directors are elected by a plurality of the votes of the Shares entitled to vote and present in person or represented by proxy at a meeting at which a quorum is present. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors. A Stockholder may withhold votes from any or all nominees by notation on the proxy card. Except to the extent that a Stockholder withholds votes from any or all nominees, the persons named in the proxy card, in their sole discretion, will vote such proxy for the election of the nominees listed below as directors of the Company.

        Under rules of self-regulatory organizations governing brokers, brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers if the brokers had received their customers' instructions.

        Each of the proposals to be voted upon at the Annual Meeting, except as discussed above with respect to election of directors, requires the affirmative vote of a majority of the Shares present or represented and entitled to vote at the Annual Meeting to be approved. Abstentions have the effect of negative votes on these matters and broker non-votes would have no effect on these matters.

        With respect to any other matters that may come before the Annual Meeting, if proxies are executed and returned, such proxies will be voted in a manner deemed by the proxy representatives named therein to be in the best interests of the Company and its stockholders.

PROPOSAL 1—ELECTION OF DIRECTORS

Nominees

        EarthLink's Amended and Restated Certificate of Incorporation provides that the Company shall have at least two and not more than 17 directors, with the exact number to be fixed by resolution of the Board of Directors from time to time or by a majority vote of the stockholders entitled to vote on directors. The current size of the Board of Directors is fixed at seven, and the Company currently has seven directors. The Board of Directors held seven meetings in 2002. Each of the members of the Company's Board of Directors, except for Austin M. Beutner, attended at least 75% of the aggregate number of (i) meetings of the Board of Directors and (ii) meetings held by all committees of the Board of Directors on which the director served.

        As established in its Amended and Restated Certificate of Incorporation, EarthLink's Board of Directors is divided into three classes, designated as Class I, Class II and Class III, which classes are to have as nearly equal number of directors as possible. The current seven-member Board of Directors consists of three Class I members, two Class II members and two Class III members. The term for each class is three years, which expires at the third succeeding Annual Meeting of Stockholders after their election. The term for our Board of Directors' Class I directors expires at this year's Annual Meeting.

Directors Standing for Election

        The Board of Directors has nominated Marce Fuller and Robert M. Kavner for election as Class I directors to the Board of Directors at the Annual Meeting, each to serve until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Austin M. Beutner, currently a Class I director, has determined not to stand for re-election in order to devote more attention to other commitments.

        In the event that each nominee listed below is elected as director, there will be one vacancy on the Board of Directors. This vacancy is the result of Mr. Beutner's decision not to stand for re-election. We are maintaining a vacant director's seat at this time in order to provide the Board of Directors flexibility to add an additional director if it so determines. The Company's Stockholders may not vote, or cause their proxies to be voted, for a greater number of nominees for director than the two named below.

        Set forth below is certain biographical information furnished to the Company by the directors standing for election:

Marce Fuller—Class I Director

Age: 42

        Ms. Fuller has served on our Board of Directors since October 2001. Since July 1999, she has been President, Chief Executive Officer and a member of the Board of Directors of Mirant Corporation, a U.S. marketer of power and natural gas. Under Ms. Fuller's guidance, Mirant spun off from its parent, Southern Company, in April 2001. From September 1997 to July 1999, Ms. Fuller served as President and Chief Executive Officer of the Mirant Americas Energy Marketing division of Mirant. From May 1996 to September 1997, Ms. Fuller was Senior Vice President of Mirant's North American operations and business development, and from February 1994 to May 1996, she was Mirant's Vice President for domestic business development. Ms. Fuller serves on the Board of Directors of numerous corporations, educational institutions and governmental agencies including the Curtiss-Wright Corporation, the U.S. Department of Energy's Electricity Advisory Board, the President's International Board of Advisors of the Philippines and the Leadership Board of the College of Engineering, University of Alabama.

Robert M. Kavner—Class I Director

Age: 59

        Mr. Kavner has served on our Board of Directors since February 2001. He was a member of the Board of Directors of EarthLink Network, Inc. ("EarthLink Network") until its merger with MindSpring Enterprises, Inc. ("MindSpring") in February 2000. Since 1995, Mr. Kavner has been a venture capital investor in Internet companies and in December 1998, he became Vice Chairman of Idealab, Inc., an incubator of Internet companies. In April 2001, he retired and continues as a member of the Board of Directors of Idealab, Inc. From September 1996 through December 1998, he served as President and Chief Executive Officer of On Command Corporation, a provider of on-demand video for the hospitality industry. From 1984 to 1994, Mr. Kavner held several senior management positions at AT&T, including Senior Vice President and Chief Financial Officer, Chief Executive Officer of the Multimedia Products and Services Group, and Chairman of AT&T Venture Capital Group. Mr. Kavner also served as a member of AT&T's Executive Committee. Mr. Kavner serves as a member of the Board of Directors of Fleet Boston Financial, Inc. and Overture Services, Inc., where he is also Chairman of the Board.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE.

Directors Not Standing for Election

        Below is certain biographical information furnished to the Company by each of the directors that is not subject to a vote at the Annual Meeting:

Austin M. Beutner—Class I Director

Age: 43

        Mr. Beutner has served on our Board of Directors since April 2001. He is the President of Evercore, which he co-founded in 1996, Co-Chairman of Evercore Capital Partners L.P. and Chairman

and Chief Executive Officer of Evercore Ventures. From 1994 to 1996, Mr. Beutner was President and Chief Executive Officer of The U.S. Russia Investment Fund, a private investment company capitalized with $440 million by the U.S. Government. Mr. Beutner serves on the Board of Directors of American Media, Inc.; Business.com, Inc.; Causeway Capital Management LLC; Continental Energy Services, Inc.; Encoda Systems, Inc.; Energy Partners, Ltd.; Telenet Holding N.V.; and Vertis, Inc. He also serves as Trustee of the California Institute of the Arts and is a member of the Council on Foreign Relations.

Linwood A. Lacy, Jr.—Class II Director

Age: 57

        Mr. Lacy has served on our Board of Directors since February 2000 when EarthLink Network merged with MindSpring, and was a member of the Board of Directors of EarthLink Network from June 1996 until its merger with MindSpring. From October 1996 to October 1997, he served as President and Chief Executive Officer of Micro Warehouse Incorporated. From 1985 to May 1996, he served as the Co-Chairman and Chief Executive Officer of Ingram Micro, Inc., a microcomputer products distributor and a then wholly-owned subsidiary of Ingram Industries Inc. From December 1993 to June 1995, Mr. Lacy was also President of Ingram Industries Inc. From June 1995 until April 1996, he was President and Chief Executive Officer of Ingram Industries Inc., and from April 1996 to May 1996, he served as its Vice Chairman. Mr. Lacy was the Chairman of 4Sure.com, Inc. from June 1998 to July 2001. Mr. Lacy serves as a member of the Board of Directors of Ingram Industries Inc., Modus Media International and Netgear, Inc.

Robert M. Metcalfe—Class II Director

Age: 57

        Dr. Metcalfe has served on our Board of Directors since October 2001. Dr. Metcalfe is a general partner of Polaris Venture Partners, which he joined in January 2001 and where he specializes in information technology start-ups. Dr. Metcalfe represents Polaris on the Board of Directors of Ember Corp.; Narad Networks, Inc.; Nanosys, Inc. and Windspeed. He also serves on the Board of Directors of Avistar Communications Corp., Camden Technology Conference, IDC, International Data Group, Kelmscott Rare Breeds Foundation, The Massachusetts Institute of Technology and MediaLab Europe. While an engineer-scientist (1965-1979), Dr. Metcalfe helped develop the early Internet. In 1973, at the Xerox Palo Alto Research Center, he invented Ethernet, the international local-area networking standard on which he shares four patents. From 1976 through 1983, he was consulting associate professor of electrical engineering at Stanford University. While an entrepreneur-executive (1979-1990), Dr. Metcalfe founded 3Com Corporation, where at various times he was Chairman of the Board, Chief Executive Officer, division general manager and vice president of engineering, marketing and sales. From 1990 to 2000, Dr. Metcalfe was a publisher and columnist, including serving as Chief Executive Officer of International Data Group's InfoWorld Publishing Company (1992-1995). Dr. Metcalfe is a member of the National Academy of Engineering.

Charles G. Betty—Class III Director

Age: 46

        Mr. Betty is our President and Chief Executive Officer and a member of our Board of Directors, and has served in those positions since February 2000 when EarthLink Network merged with MindSpring. Mr. Betty served as President, Chief Operating Officer and as a director of EarthLink Network from January 1996 until May 1996 when he was named President and Chief Executive Officer of EarthLink Network, serving in each capacity until its merger with MindSpring. From February 1994 to January 1996, Mr. Betty was a strategic planning consultant. From September 1989 to February 1994,

Mr. Betty served as President, Chief Executive Officer and a director of Digital Communications Associates, Inc., a network connectivity provider. Mr. Betty serves on the Board of Directors of Global Payments Inc.

Sky D. Dayton—Class III Director

Age: 31

        Mr. Dayton is the Chairman of the Board of Directors of EarthLink and the founder of EarthLink Network. After founding EarthLink Network in May 1994, Mr. Dayton served as Chief Executive Officer until May 1996 and Chairman of the Board until February 2000. He has served on the Board of Directors of EarthLink since February 2000 and was named Chairman of the Board in August 2000. Mr. Dayton is Founder, Chairman of the Board and Chief Executive Officer of Boingo Wireless, Inc. He is also a member of the Board of Directors of eCompanies, LLC and Business.com, Inc.; is a founding partner of eCompanies Venture Group, LP; and is a partner in Evercore Ventures.

Stockholder Nominees for Director

        Any stockholder recommendation for a nominee for director to be voted upon at the 2004 annual meeting should be submitted in writing to our Corporate Secretary not later than 90 days in advance of our 2004 annual meeting, which tentatively is scheduled for May 27, 2004. As required by our Amended and Restated Certificate of Incorporation, the Stockholder's notice must include (i) the name and address of the Stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the Stockholder is a holder of record of shares of the Company entitled to vote at the applicable meeting and intends to appear in person or by proxy at the applicable meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the Stockholder and each nominee and any other person or persons (naming them) pursuant to which the nomination or nominations are to be made by the Stockholder; (iv) all other information regarding each nominee proposed by the Stockholder as would be required to be included in a proxy statement filed pursuant to the then-current proxy rules of the Securities and Exchange Commission ("SEC") if the nominees were to be nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Company if elected.

Certain Legal Proceedings

        Marce Fuller, a member of our Board of Directors, was an executive officer of Mobile Energy Services Company, L.L.C. ("Mobile Energy") and its parent, Mobile Energy Services Holdings, Inc., each affiliates of the Southern Company, at the time such entities filed for bankruptcy in January 1999. Ms. Fuller left such officer positions in 2001 and 1999, respectively, and is not currently an executive officer of either entity. Mobile Energy owns a power generating facility which provides power and steam to a tissue mill in Mobile, Alabama. A proposed plan of reorganization of both entities is pending before the bankruptcy court.

Committees of the Board of Directors

        The Company has the following standing committees of its Board of Directors: Compensation Committee, Audit Committee, Investment Committee, and Corporate Governance and Nominating Committee.

        The Compensation Committee presently consists of Mr. Lacy (Chairman) and Ms. Fuller. The Compensation Committee met five times during the year ended December 31, 2002. The Compensation Committee establishes and approves cash and long-term incentive compensation for executive officers and other key employees of the Company. The Compensation Committee also administers the Company's equity-based compensation plans.

        The Audit Committee presently consists of Mr. Kavner (Chairman), Mr. Beutner and Dr. Metcalfe. The Company expects that Mr. Lacy will be appointed by the Board of Directors to serve on the Audit Committee upon the expiration of Mr. Beutner's term as director. The Audit Committee met six times during the year ended December 31, 2002. The Audit Committee is responsible for selecting the Company's independent auditors, reviewing the results and scope of audits and other services provided by the independent auditors, and reviewing and evaluating the Company's internal control functions. In light of recent legal developments, the Company's Board of Directors has amended the written charter for the Audit Committee, and a copy of this amended charter is attached hereto as Annex A. The members of our Audit Committee are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. ("NASD") Listing Standards for Nasdaq-listed companies.

        The Investment Committee presently consists of Mr. Betty, Mr. Dayton and Mr. Lacy. The Investment Committee did not meet separately during the year ended December 31, 2002. The Investment Committee is responsible for reviewing, analyzing and making determinations regarding material investments by EarthLink in other companies. In 2002, the responsibilities of the Investment Committee were met by the entire Board of Directors.

        The Corporate Governance and Nominating Committee presently consists of Dr. Metcalfe (Chairman), Ms. Fuller, Mr. Kavner and Mr. Lacy. The Corporate Governance and Nominating Committee did not meet separately during the year ended December 31, 2002. The Corporate Governance and Nominating Committee is responsible for (i) overseeing the Company's corporate governance principles, guidelines and practices, and (ii) identifying, nominating, proposing and qualifying nominees for open seats on the Board of Directors. In 2002, the responsibilities of the Corporate Governance and Nominating Committee were met by the entire Board of Directors. In January 2003, the Corporate Governance and Nominating Committee met for the first time as currently composed and is expected to continue to meet on a periodic basis.

Director Compensation

        The Company pays each non-employee director a semi-annual retainer of $10,000 for serving on the Board of Directors. The Company pays each Board and Committee Chairperson $1,500 for attending in person (or telephonically) the Board or Committee meeting he or she chairs and each non-employee, non-Chairperson director $1,000 for each full Board meeting and Committee meeting he or she attends in person ($500 if he or she attends telephonically). The Company also reimburses non-employee directors for the expenses they incur in attending meetings of the Board of Directors or Committees thereof.

        Non-employee directors are eligible to receive options to purchase Common Stock awarded under the Company's Stock Option Plan for Non-Employee Directors. Members of EarthLink's Board of Directors currently are granted stock options to purchase EarthLink Common Stock as follows: options to purchase 15,000 shares are granted upon joining the Board of Directors, and options to purchase 10,000 shares are granted yearly, each with an exercise price equal to the fair market value of EarthLink Common Stock on the date of grant. Options granted generally have a ten year term and vest in 25% increments on each of the next four anniversaries of the grant date.

EXECUTIVE OFFICERS

        The executive officers of the Company serve at the discretion of the Board of Directors, and serve until they resign, are removed or are otherwise disqualified to serve, or until their successors are elected and qualified. EarthLink's executive officers presently include: Charles G. Betty, Lee Adrean, Linda W. Beck, Donald B. Berryman, Samuel R. DeSimone, Jr., Karen L. Gough, William S. Heys, Michael C. Lunsford and Brinton O. C. Young. The following sets forth biographical information for our executive officers who are not directors. The biographical summary for the executive officer who is a director is provided in "Proposal 1—Election of Directors" and "Directors Not Standing for Election" above.

Lee Adrean—Executive Vice President and Chief Financial Officer

Age: 51

        Mr. Adrean has served as our Executive Vice President and Chief Financial Officer since March 2000 and Chief Administrative Officer since May 2002. From May 1995 to February 2000, Mr. Adrean served as Executive Vice President and Chief Financial Officer of First Data Corporation in Atlanta, Georgia. From August 1993 to April 1995, Mr. Adrean served as President of Providian Corporation Agency Group (a division of Providian Corporation). Prior to that, Mr. Adrean was Chief Financial Officer of Providian Corporation and held various positions with Bain & Company and Peat, Marwick, Mitchell & Company.

Linda W. Beck—Executive Vice President, Operations

Age: 39

        Ms. Beck has served as our Executive Vice President, Operations since September 2000. Following the merger of EarthLink Network and MindSpring in February 2000 and until September 2000, Ms. Beck served as Vice President, Engineering. She held similar positions at both MindSpring from February 1999 to February 2000 and Netcom from September 1996 to February 1999. Before joining Netcom in 1996, Ms. Beck served in a variety of positions at Sybase, GTE, Amdahl and the National Security Agency.

Donald B. Berryman—Executive Vice President, Customer Support

Age: 44

        Mr. Berryman has served as our Executive Vice President, Customer Support since November 2002. Prior to that, from May 2000 to November 2002, Mr. Berryman served as the President and Chief Executive Officer of IdentityNow, Inc., a privately held company in Kansas City, Missouri which is the parent company of American Identity, Inc. Mr. Berryman served as the Senior Vice President of APAC Customer Services, Inc. from January 1997 to May 2001. From March 1993 to January 1997, Mr. Berryman served as Vice President and General Manager of APAC's Service Solutions Group. Mr. Berryman also has served in executive positions at Ryder Truck Rental and USA TODAY.

Samuel R. DeSimone, Jr.—Executive Vice President, General Counsel and Secretary

Age: 43

        Mr. DeSimone has served as our Executive Vice President, General Counsel and Secretary since February 2000. Prior to that, Mr. DeSimone served in such capacities at MindSpring since November 1998. From September 1995 to August 1998, Mr. DeSimone served as Vice President of Corporate Development with Merix Corporation of Forest Grove, Oregon, a printed circuit board manufacturer. From June 1990 to August 1995, he was an associate attorney and a partner with Lane Powell Spears Lubersky of Portland, Oregon.

Karen L. Gough—Executive Vice President, Marketing

Age: 46

        Ms. Gough has served as our Executive Vice President, Marketing since June 2001. Prior to that, from October 1998 until June 2001, she served as the Vice President of Marketing Solutions for The Coca-Cola Company. From August 1990 to October 1998, Ms. Gough held a variety of senior sales and marketing positions with Reckitt & Colman, Inc., a manufacturer of household cleaning products and specialty food items. She has also held sales and marketing positions with Pepsi-Cola Company, The National Football League Properties and International Playtex.

William S. Heys—Executive Vice President, Sales

Age: 53

        Mr. Heys has served as our Executive Vice President, Sales since September 2000 and was Executive Vice President, Business Development and Business Services from February 2000 to September 2000. Prior to that, Mr. Heys served as Senior Vice President, Sales of EarthLink Network since August 1999, and was Vice President of EarthLink Network's relationship with Sprint Corporation from January 1999 to August 1999. Prior to joining EarthLink Network in October 1994, Mr. Heys founded BHC & Associates, a high-tech industry consulting firm. Before starting BHC, Mr. Heys served in a variety of executive sales and marketing management positions at IBM, Wang, Hayes Microcomputer Products and Digital Communications Associates, Inc.

Michael C. Lunsford—Executive Vice President, Customer Experience

Age: 35

        Mr. Lunsford has served as our Executive Vice President, Customer Experience since April 2002. Prior to that, Mr. Lunsford served as our Executive Vice President, Strategic Brand Marketing from August 2001 to April 2002. Mr. Lunsford served as Executive Vice President, Broadband Services from February 2000 to August 2001, and in that same role for EarthLink Network from November 1999 until its merger with MindSpring in February 2000. Prior to that, Mr. Lunsford was EarthLink Network's Vice President of Special Projects, a position he held from the beginning of his employment with EarthLink Network in March of 1999. Before joining EarthLink Network, Mr. Lunsford was a Director with Scott, Madden & Associates, a management consulting firm in Raleigh, North Carolina, from 1995 to 1999. Prior to that, Mr. Lunsford worked for Andersen Consulting in Chicago, Illinois.

Brinton O. C. Young—Executive Vice President, Strategic Planning

Age: 51

        Mr. Young has served as our Executive Vice President, Strategic Planning since June 2001. From February 2000 to June 2001, he was our Executive Vice President, Marketing and Corporate Strategy. Prior to that, he was Senior Vice President, Marketing of EarthLink Network from August 1998 through February 2000, and was Vice President, Strategic Planning of EarthLink Network from March 1996 through December 1998. From 1990 to 1996, Mr. Young was President of Young & Associates, a consulting firm specializing in strategic planning for high growth companies.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such stock with the SEC and the NASD. These persons are also required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis for the year ended December 31, 2002, except that (i) as a result of an internal miscommunication at the Company, each of the Company's above-named executive officers, with the exception of Mr. Berryman who was not so required, filed a Form 4 on November 20, 2002, to correct the failure to timely file a Form 4 with respect to a stock option grant made October 17, 2002 and (ii) a Form 4 was late as filed on November 20, 2002 for Mr. Dayton to reflect his gift of shares of EarthLink Common Stock to a trust on November 7, 2002.

Beneficial Ownership of Common Stock

        The following table sets forth information concerning the beneficial ownership of our issued and outstanding Common Stock by: (i) those persons known by management of the Company to own beneficially more than 5% of the Company's issued and outstanding Common Stock, (ii) the directors of the Company, (iii) the executive officers identified as "Named Executive Officers" in the Summary Compensation Table included elsewhere in this Proxy Statement, and (iv) all directors and officers of the Company as a group. Except as otherwise indicated in the footnotes below, such information is provided as of February 28, 2003. According to rules adopted by the SEC, a person is the "beneficial owner" of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise.

Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class
Lee Adrean	347,500	(3)	*
Charles G. Betty	1,304,613	(4)	*
Austin M. Beutner	50,668	(5)	*
Sky D. Dayton	3,550,017	(6)	2.3%
Marce Fuller	19,846	(7)	*
William S. Heys	313,450	(8)	*
Jon M. Irwin	346,650	(9)	*
Robert M. Kavner	82,374	(10)	*
Linwood A. Lacy, Jr.	373,384	(11)	*
Michael C. Lunsford	247,676	(12)	*
Michael S. McQuary	1,116,635	(13)	*
Dr. Robert M. Metcalfe	15,001	(14)	*
Brinton O. C. Young	538,590	(15)	*
Capital Research and Management Company	9,191,700	(16)	6.0%
Merrill Lynch & Co., Inc.	8,325,411	(17)	5.5%
Shapiro Capital Management Company, Inc.	7,744,650	(18)	5.1%
Sprint Corporation	29,675,457	(19)	17.4%
All directors and executive officers as a group (15 persons)	7,392,742	(20)	4.8%

*
Represents beneficial ownership of less than 1.0% of our Common Stock.

(1)
Except as otherwise indicated by footnote (i) the named person has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, and (ii) the address of the named person is that of EarthLink.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares, subject to applicable community property laws. Shares of

  Common Stock into which Series A and Series B Convertible Preferred Stock is convertible and shares of Common Stock underlying options or warrants currently exercisable and exercisable within 60 days after February 28, 2003 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such Series A and Series B Convertible Preferred Stock, options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)
Includes options to purchase 342,500 shares of Common Stock.

(4)
Includes options to purchase 832,446 shares of Common Stock.

(5)
Includes options to purchase 26,668 shares of Common Stock.

(6)
Includes options to purchase 23,334 shares of Common Stock.

(7)
Includes options to purchase 15,001 shares of Common Stock.

(8)
Includes options and warrants to purchase 306,924 shares of Common Stock.

(9)
Includes options to purchase 285,213 shares of Common Stock. Resigned from position as an executive officer of EarthLink in 2002.

(10)
Includes options to purchase 26,668 shares of Common Stock.

(11)
Includes options to purchase 23,334 shares of Common Stock.

(12)
Represents options to purchase 247,676 shares of Common Stock.

(13)
Includes options to purchase 810,115 shares of Common Stock. Resigned from position as an executive officer of EarthLink in 2002.

(14)
Represents options to purchase 15,001 shares of Common Stock.

(15)
Includes options to purchase 300,388 shares of Common Stock.

(16)
Represents ownership as of December 31, 2002, according to the Schedule 13G filed by Capital Research and Management Company on February 13, 2003. The address for Capital Research and Management Company is 333 South Hope Street, Los Angeles, California 90071.

(17)
Represents ownership as of December 31, 2002, according to the Schedule 13G filed by Merrill Lynch & Co., Inc. on January 8, 2003. The address for Merrill Lynch & Co., Inc. is 4 World Financial Center, New York, New York 10080.

(18)
Represents beneficial ownership as of December 31, 2002, according to the Schedule 13G filed by Samuel R. Shapiro and Shapiro Capital Management Company, Inc. on February 4, 2003. The address for Samuel R. Shapiro and Shapiro Capital Management Company, Inc. is 3060 Peachtree Rd. NW, Suite 1555, Atlanta, Georgia 30305.

(19)
Represents 11,750,000 shares of Common Stock and 1,142,755 shares of Series A Convertible Preferred Stock and 16,836,640 shares of Series B Convertible Preferred Stock convertible into 1,139,327 and 16,786,130 shares of Common Stock, respectively, as of February 28, 2003 and within 60 days thereafter. Sprint Corporation currently maintains title to and the right to vote the 11,750,000 shares of Common Stock; provided however, Sprint Corporation has entered into variable prepaid forward transactions which obligate Sprint Corporation to deliver and relinquish title to some or all of such shares of Common Stock in settlement of the transactions at varying dates over the next two to three years. The address for Sprint Corporation is 2330 Shawnee Mission Parkway, Westwood, Kansas 66205.

On April 4, 2003, we repurchased from Sprint Corporation 9,000,000 shares of EarthLink Common Stock obtained by Sprint upon conversion of 9,046,136 shares of Series B Convertible Preferred Stock.

(20)
Includes options and warrants to purchase an aggregate of 2,709,563 shares of Common Stock. Does not include shares of Common Stock, including options and warrants, beneficially owned by Mr. Irwin and Mr. McQuary, both of whom resigned as executive officers of EarthLink in 2002.

EXECUTIVE COMPENSATION

        Pursuant to SEC rules for proxy statement disclosure of executive officer compensation, the Compensation Committee of the Board of Directors of the Company has prepared the following Report on Executive Officer Compensation. The Committee intends that this report clearly describe the current executive officer compensation program of the Company, including the underlying philosophy of the program and the specific performance criteria on which executive officer compensation is based. This report also discusses in detail the compensation paid to the Company's Chief Executive Officer.

Compensation Committee Report on Executive Officer Compensation

        This report by the Compensation Committee of the Board of Directors (the "Committee") discusses the Committee's compensation objectives and policies applicable to the Company's executive officers. The report reviews the Committee's policy generally with respect to the compensation of all executive officers as a group for the year ended December 31, 2002, as reported in the Summary Compensation Table. The Committee is comprised entirely of non-employee directors. The Committee also administers the Company's equity-based compensation plans.

Compensation Philosophy

        The Committee consists of two non-employee directors, Mr. Lacy—Chairman and Ms. Fuller. The Committee is responsible for setting cash and long-term incentive compensation for executive officers and other key employees of the Company. The Company's compensation policies are intended to create a direct relationship between the level of compensation paid to executives and the Company's current and long-term level of performance. The Committee believes that this relationship is best implemented by providing a compensation package of separate components, all of which are designed to enhance the Company's overall performance. The components are base salary, short-term compensation in the form of annual bonuses and long-term incentive compensation in the form of stock options.

Base Salaries

        The base salaries for the Company's executive officers for the year ended December 31, 2002 were established by comparing base salaries offered for similar positions in competing or similar companies. The salaries of the executive officers were established based on the market environment and the Company's need to attract and retain key personnel for whom the Company must compete against similar companies and larger, more established companies.

Short-Term Annual Bonuses

        Annual bonuses established for the executive officers are intended to provide an incentive for advancing company performance in the short term. The Committee establishes target bonus levels for the executive officers at the beginning of the year based on predetermined goals such as total paying customers, customer retention, revenue and profitability.

Long-Term Incentive Compensation

        The Company's long-term incentive compensation plan for its executive officers is based on the Company's stock option plans. These plans promote ownership of the Company's Common Stock, which, in turn, provides a common interest between the stockholders of the Company and the executive officers of the Company. In establishing a long-term compensation plan, the Committee concluded that any compensation received under such plans should be directly linked to the performance of the Company, as reflected by increases in the price of its Common Stock, and the contribution of the individual thereto. Options have an exercise price equal to the fair market value of the shares on the date of grant and, to encourage a long-term perspective, have an exercise period of 10 years and generally vest over four to six years. The number of options granted to executive officers is determined by the Committee, which is charged with administering the stock option plans.

        The base salaries, targeted bonus amounts and number of stock options established for or granted to the Company's executive officers are based in part on the Committee's understanding of compensation amounts and forms paid to persons in comparable roles performing at comparable levels at other companies in the same or related industries. Such amounts, however, mainly reflect the subjective discretion of the members of the Committee based on the evaluation of the Company's current and anticipated future financial performance, the contribution of the individual executive officers to such financial performance, the contribution of the individual executive officers to the Company in areas not necessarily reflected by the Company's financial performance and the most appropriate incentive to link the performance and compensation of the executive officers to the stockholders' return on the Company's Common Stock.

Submitted by: The Compensation Committee
Linwood A. Lacy, Jr. Marce Fuller

        The Compensation Committee Report on Executive Compensation does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that EarthLink specifically incorporates this report by reference therein.

Change-In-Control Accelerated Vesting and Severance Plan

        General.    EarthLink's Change-In-Control Accelerated Vesting and Severance Plan (the "CIC Plan") provides security to certain employees of EarthLink and its designated subsidiaries in the event of a Change in Control (as defined) of the Company. For purposes of the CIC Plan, "Change in Control" generally means a transaction pursuant to which any person acquires more than 50% of the voting power of the Company or any merger, reorganization or similar event where the owners of the voting stock of the Company before the event do not own voting stock representing at least 50% of the voting power of the Company or its successor after the event. The CIC Plan generally is a severance pay plan that provides continued compensation and other benefits to certain employees of the Company and its designated subsidiaries if their employment terminates for reasons described in the CIC Plan within a certain time of a Change in Control of the Company. The CIC Plan as a "welfare plan" is subject to the Employee Retirement Income Security Act of 1974. The CIC Plan is administered by the Company, which has responsibility for construing and interpreting the CIC Plan and establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the CIC Plan.

        Eligibility for Participation.    The CIC Plan creates three benefit categories based on the employee's position with the Company or a designated subsidiary. For purposes of the CIC Plan, the "Gold" benefit category includes the Chief Executive Officer and President of the Company. The "Silver" benefit category includes the Chief Financial Officer of the Company, the Chief Executive Officer, President, and Chief Financial Officer of a designated subsidiary, and the Executive Vice Presidents of the Company or a designated subsidiary. Finally, the "Bronze" benefit category includes Vice Presidents of the Company or a designated subsidiary, Blue Zone Classified Jobs of the Company or a designated subsidiary (as defined in the normal human resources practices and procedures of the Company or a designated subsidiary), or one or more classes of employees whom the Board of Directors of the Company may select for participation under the CIC Plan.

        Compensation Benefits.    If at any time within 18 months after a Change in Control occurs, the employment of a participating employee is terminated by the Company or a designated subsidiary for any reason other than Cause (as defined in the CIC Plan), disability or death, or the participating employee voluntarily terminates his employment for Good Reason (as defined in the CIC Plan), such participating employee is entitled to receive the following benefits. To an employee in the Gold or Silver benefit category, the Company will make a lump sum payment equal to (a) 150% of the employee's salary plus bonus target and (b) all amounts payable with respect to such employee's elected COBRA coverage (including for spouse and dependents) for one and one-half (1 1/2) years from termination. To an employee in the Bronze benefit category, the Company will make a lump sum payment equal to (a) 100% of the employee's salary plus bonus target and (b) all amounts payable with respect to such employee's elected COBRA coverage (including for spouse and dependents) for one year from termination. The payment of the compensation benefits will be consistent with normal payroll practices and subject to applicable withholdings and employment taxes.

        Acceleration of Options.    As with the compensation benefits, a participating employee's benefit category determines the accelerated vesting benefits to which he or she is entitled. For an employee in the Gold or Silver benefit category, if his or her stock options are assumed or continued after a Change in Control, all outstanding stock options granted on or before the Change in Control will vest and be exercisable in full, if not already fully vested, on termination of the employee's employment for any reason after the Change in Control occurs; however, if his or her stock options are not assumed or continued after the Change in Control, all outstanding stock options will vest and be exercisable in full contemporaneously with the Change in Control, if not already fully vested. For an employee in the Bronze benefit category, if his or her stock options are assumed or continued after a Change in Control, all outstanding stock options granted on or before the Change in Control will vest and be exercisable at least as much as if the employee had remained employed for 24 months after the Change in Control occurs, if not already vested to such extent; however, if his or her stock options are not assumed or continued after the Change in Control, all outstanding stock options are vested and exercisable at least as much as if the employee had remained employed for 24 months after the Change in Control occurs, if not already vested to such extent.

        Unfunded Status.    The CIC Plan is unfunded, and the Company and its subsidiaries are not required to segregate any assets to fund the benefits, if any, that will become payable under it. Any liability of the Company or any subsidiary to any employee with respect to the CIC Plan is based solely on any contractual obligations that may be created pursuant to the CIC Plan.

        Amendment and Termination.    The Company will have the right to amend the CIC Plan from time to time and may terminate it at any time; provided, however, that after a Change in Control in the Company occurs (i) no amendment may be made that diminishes any employee's rights following such Change in Control and (ii) the CIC Plan may not be terminated.

Compensation of our Chief Executive Officer

        Charles G. Betty is employed as our Chief Executive Officer pursuant to an employment agreement for a term of three years, as such may automatically be extended from year-to-year thereafter, at a salary of not less than $600,000 per year, plus such other benefits generally made available to our other senior executives. Mr. Betty is entitled, if the bonus criteria for the applicable annual period are met, to an annual bonus in the amount equal to 50% of his base salary in 2003, and an amount equal to 60% of his base salary in each year thereafter. The Company provides Mr. Betty and his family with health, medical, disability and term life insurance in accordance with any group plan it maintains. The Company reimburses Mr. Betty for any term life insurance policy payments made under a policy (or policies) with aggregate death benefits of $3,000,000 until such time as the Company provides a policy (or policies) with coverage and benefits the same as or substantially similar to the term life insurance policy held by Mr. Betty. In addition, if Mr. Betty is terminated by the Company for any reason other than for "cause," as defined in the employment agreement, the Company elects not to extend the term of the employment agreement or any yearly extension of the term, or Mr. Betty terminates the employment agreement for reasons of a breach by the Company, Mr. Betty will receive (i) his base salary for the longer of 18 months or the remainder of the initial term of the employment agreement (the "Severance Period"), (ii) the earned but unpaid bonus payment for that portion of the year Mr. Betty was employed, and (iii) health, medical, life and disability insurance coverage for himself and his family for the term of the Severance Period. If the employment agreement is terminated as a result of Mr. Betty's death, the Company will (i) pay to Mr. Betty's estate (A) Mr. Betty's base salary for a period of 18 months plus (B) the earned but unpaid bonus payment for that portion of the year prior to Mr. Betty's death, and (ii) provide Mr. Betty's family with health, medical, life and disability insurance coverage for a period of 18 months. If the Company terminates Mr. Betty's employment for "cause," the Company shall not have an obligation to pay Mr. Betty his base salary or make any bonus payment or provide any benefits beyond the termination date, except as required by law. In the event (i) a "change in control event" occurs, as defined in the employment agreement, (ii) the Company terminates Mr. Betty's employment for other than "cause," or (iii) Mr. Betty terminates his employment for reasons of a breach by the Company, all unvested stock options shall immediately vest and be fully exercisable by Mr. Betty. Mr. Betty's benefits under his employment agreement are cumulative of his benefits under all other Company sponsored plans, except that, with respect to the CIC Plan, Mr. Betty must elect whether to take benefits under the terms of the CIC Plan or his employment agreement. The employment agreement restricts Mr. Betty from competing, directly or indirectly, with the Company or soliciting certain employees and officers of the Company or its affiliates during the term of the employment agreement and for a period of 18 months following its termination.

Limitations on Deductibility of Compensation

        Under the 1993 Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1,000,000. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 base. Although the Committee does not presently intend to award compensation in excess of the $1,000,000 cap, it will continue to address this issue when formulating compensation arrangements for the Company's executive officers.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Company's Board of Directors currently consists of Mr. Lacy and Ms. Fuller. No member of the Compensation Committee was, during the last fiscal year, an officer or employee of the Company nor was formerly an officer of the Company, except for Mr. Dayton, who served on the Compensation Committee until October 2002 and who had served as EarthLink Network's Chief Executive Officer and President prior to Mr. Betty's appointment to those positions in January 1996.

        Mr. Dayton is a founder and member of the Board of Directors of eCompanies, LLC ("eCompanies"), and Austin M. Beutner was a member of the Board of Directors of eCompanies for a portion of the year ended December 31, 2002. Mr. Dayton is a founding partner of eCompanies Venture Group, LP ("EVG"), with which eCompanies is affiliated. Mr. Dayton is the Chairman of EarthLink's Board of Directors, and through October 2002, Mr. Dayton was a member of the Compensation Committee of the Board of Directors. Mr. Beutner is a member of EarthLink's Board of Directors. During the year ended December 31, 2002, the Company maintained its $10.0 million equity capital investment as a limited partner of EVG, which was originally invested in 2000. The Company paid consulting fees and expenses to eCompanies in years prior to, but not during, the year ended December 31, 2002.

        No other members of the Compensation Committee had disclosable relationships with the Company during the year ended December 31, 2002.

Certain Relationships and Related Transactions

        During the year ended December 31, 2000 and during the quarter ended June 30, 2001, the Company loaned money to certain executive officers to allow them to meet margin calls on shares of EarthLink Common Stock that they held at that time. These loans were made at what the Company believes to be market interest rates and may be prepaid at any time, without penalty, prior to their due dates. As of February 28, 2003, the following loans to executive officers were outstanding:

Name of Executive Officer	Largest Aggregate Amount of Indebtedness During the Year Ended December 31, 2002	Aggregate Amount of Indebtedness Outstanding as of February 28, 2003	Interest Rate %
Jon M. Irwin(1)	$202,834	$121,408	6.5%
Brinton O.C. Young	$1,066,248	$1,038,910	6.5%

(1)
Mr. Irwin was an executive officer of EarthLink through May 31, 2002.

        Overture Services, Inc. (formerly known as GoTo.com) ("Overture") served as EarthLink's default search engine provider during 2001 and until February 2002. Mr. Kavner, a member of our Board of Directors, is the Chairman of the Board of Overture. In 2002, Overture paid the Company approximately $292,000 in connection with those arrangements.

        Please also see "Compensation Committee Interlocks and Insider Participation" above for a description of other arrangements between the Company and certain members of the Compensation Committee of the Board of Directors.

        The Company believes that the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated parties. It is the Company's current policy that all transactions by the Company with officers, directors, more than five percent stockholders and their affiliates will be entered into only if such transactions are approved by the Audit Committee of the Board of Directors and are on terms the Audit Committee believes are no less favorable to the Company than could be obtained from unaffiliated parties.

Executive Officer Compensation

Table I—Summary Compensation Table

        The following table presents certain information required by the SEC relating to various forms of compensation awarded to, earned by or paid to the Company's (i) Chief Executive Officer, (ii) the four most highly compensated executive officers other than the Chief Executive Officer who earned more than $100,000 during the year ended December 31, 2002 and (iii) two individuals who served in an executive capacity for a portion of the year ended December 31, 2002 who would be listed among the four most highly compensated executives except that such individuals were not serving in an executive capacity at December 31, 2002. This compensation information relates to compensation received by the named executives while employed by EarthLink. Such executive officers collectively are referred to as the "Named Executive Officers."

Name and Principal Position	Year	Salary	Bonus	Options	All Other Compensation
Charles G. Betty President, Chief Executive Officer	2002 2001 2000	$600,000 496,667 353,076	$196,590 186,498 133,652	200,000 300,000 300,000	$6,421 2,625 4,059	(1) (2) (3)
Lee Adrean Executive Vice President, Chief Financial Officer	2002 2001 2000	350,000 301,667 200,807	114,677 90,621 58,515	140,000 — 440,000	3,630 2,625 94,000	(2) (2) (4)
William S. Heys Executive Vice President, Sales	2002 2001 2000	249,583 243,750 234,768	81,776 73,222 68,311	100,000 — 191,000	— 2,625 —	(2)
Michael C. Lunsford Executive Vice President, Customer Experience	2002 2001 2000	250,833 227,500 203,846	82,186 68,341 59,401	90,000 — 197,000	3,630 2,625 2,641	(2) (2) (2)
Brinton O. C. Young Executive Vice President, Strategic Planning	2002 2001 2000	249,583 243,750 234,423	81,776 73,222 68,311	90,000 — 191,000	— — —
Michael S. McQuary(5) Former President	2002 2001 2000	500,000 328,335 260,016	250,000 123,290 94,711	100,000 — 321,370	3,630 2,625 2,625	(2) (2) (2)
Jon M. Irwin(5) Former Executive Vice President, Member Experience	2002 2001 2000	269,167 259,167 255,182	88,192 77,854 74,251	40,000 — 195,000	3,630 2,625 2,732	(2) (2) (2)

(1)
Consists of reimbursement in 2002 of $2,791 in travel expenses pursuant to Mr. Betty's employment agreement and $3,630 in matching contributions made to Mr. Betty's account under our 401(k) Plan.

(2)
Consists of matching contributions made under our 401(k) Plan.

(3)
Consists of reimbursement in 2000 of $2,378 in travel expenses pursuant to Mr. Betty's employment agreement and $1,681 in matching contributions made to Mr. Betty's account under our 401(k) Plan.

(4)
Represents a signing bonus and reimbursement for benefits lost when Mr. Adrean left First Data Corporation to join EarthLink in March 2000.

(5)
Resigned from position as an executive officer of EarthLink in 2002.

Table II—Option Grants in 2002

        This table presents information regarding options granted to the Company's Named Executive Officers during the year ended December 31, 2002 to purchase shares of the Company's Common Stock. In accordance with SEC rules, the table shows the hypothetical "gains" or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

	Individual Grants
			Percentage of Total Options Granted to Employees in Fiscal Year				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for the Option Term(3)
	Number of Securities Underlying Option Grants(1)
					Exercise Price Per Share(2)
						Expiration Date
							5%	10%
Charles G. Betty	200,000	(4)	1.8%		$5.10	10/17/2012	$641,473	$1,625,617
Lee Adrean	100,000 40,000	(5) (4)	0.9 0.4	% %	9.64 5.10	1/24/2012 10/17/2012	606,254 128,295	1,536,368 325,123
William S. Heys	60,000 40,000	(5) (4)	0.5 0.4	% %	9.64 5.10	1/24/2012 10/17/2012	363,753 128,295	921,821 325,123
Michael C. Lunsford	50,000 40,000	(5) (4)	0.5 0.4	% %	9.64 5.10	1/24/2012 10/17/2012	303,127 128,295	768,184 325,123
Brinton O. C. Young	50,000 40,000	(5) (4)	0.5 0.4	% %	9.64 5.10	1/24/2012 10/17/2012	303,127 128,295	768,184 325,123
Michael S. McQuary	100,000	(5)	0.9%		9.64	1/24/2012	606,254	1,536,368
Jon M. Irwin	40,000	(5)	0.4%		9.64	1/24/2012	242,502	614,547

(1)
The total number of options granted to employees during the year ended December 31, 2002 was 10,924,502.

(2)
The exercise price per share of options granted represented the fair market value of the underlying shares of Common Stock on the dates the options were granted.

(3)
As required under the SEC's rules, amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock. If our stock price does not actually increase to a level above the applicable exercise price at the time of exercise, the realized value to the Named Executive Officers from these options will be zero.

(4)
These options vest and become exercisable on October 17, 2008 but are subject to four acceleration clauses. If EarthLink meets certain operating and financial performance targets in 2003 and 2004, all or portions of these options vest and become exercisable upon the achievement of such targets.

(5)
These options become exercisable as follows: (i) 25% of the options become exercisable one year after the date of the grant, and (ii) an additional 6.25% of the options become exercisable each fiscal quarter thereafter until fully vested.

Table III—Option Exercises In Fiscal 2002 and Fiscal 2002 Year-End Option Values

        The following table shows the number of shares of Common Stock subject to exercisable and unexercisable stock options held by each of the Named Executive Officers as of December 31, 2002. The table also reflects the values of such options based on the positive spread between the exercise price of such options and the closing sales prices of EarthLink Common Stock as reported on Nasdaq on December 31, 2002.

			Number of Securities Underlying Unexercised Options		Value of Unexercised In-the-Money Options(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Charles G. Betty	6,244	$26,047	558,447	556,250	$477,724	$70,000
Lee Adrean	—	—	276,250	303,750	—	14,000
William S. Heys	—	—	260,015	179,688	—	14,000
Michael C. Lunsford	—	—	206,547	185,428	—	14,000
Brinton O. C. Young	—	—	268,451	169,688	107,061	14,000
Michael S. McQuary	—	—	723,523	241,935	2,220,783	—
Jon M. Irwin	—	—	255,526	120,939	33,592	—

(1)
The value of "in-the-money" options represents the difference between the exercise price of stock options and $5.45, the per share closing sales price on December 31, 2002 for EarthLink's Common Stock as reported by Nasdaq.

Table IV—Amended Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2002 concerning the shares of the Company's Common Stock which are authorized for issuance under our equity compensation plans.

Plan Category	Number of Securities to Be Issued on Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Stockholders	27,857,446	$12.70	5,796,082
Equity Compensation Plans Not Approved by Stockholders	499,033	8.16	0

Total	28,356,479	$12.62	5,796,082

(1)
The Company does not currently have equity compensation plans that have not been approved by stockholders. However, included in the securities outstanding for equity compensation plans not approved by stockholders are 334,645 options and warrants granted prior to the merger of EarthLink Network and MindSpring during the years ended December 31, 1995, 1996 and 1997 to certain officers, consultants and investors. The options and warrants have terms of 10 years and exercise prices ranging from $1.50 to $5.50 per share. All 334,645 options and warrants were exercisable as of December 31, 2002.

(2)
In connection with the Company's acquisition of OneMain.com, Inc. in September 2000, the Company granted warrants to purchase a total of 164,388 shares of Common Stock to two investors at a per share purchase price of $18.25. The warrants expire in September 2005. All 164,388 warrants were exercisable as of December 31, 2002.

(3)
Column (c) includes 399,190 shares available for issuance pursuant to the EarthLink, Inc. Employee Stock Purchase Plan which entitles employees to allocate a portion of their compensation to purchase the Company's Common Stock at a per share purchase price of 85% of the lesser of (i) the closing price on the first trading day of the just completed quarter or (ii) the closing price on the last trading day of the just completed quarter.

STOCK PERFORMANCE GRAPH

        The following indexed line graph indicates EarthLink's total return to stockholders from February 7, 2000, the date on which the Company's Common Stock began trading on the Nasdaq National Market, to December 31, 2002, as compared to the total return for the Nasdaq Stock Market—US Index and the Morgan Stanley Internet Index for the same period. The calculations in the graph assume that $100 was invested on February 7, 2000 in the Company's Common Stock and each index and also assume dividend reinvestment.

	Feb-00	Dec-00	Dec-01	Dec-02
EarthLink, Inc.	100.0	16.5	39.9	17.9
NASDAQ Stock Market (U.S.)	100.0	58.2	46.0	31.5
Morgan Stanley Internet Index	100.0	27.4	13.2	7.5

        In the Company's Proxy Statement for its 2002 annual meeting of Stockholders, the Company compared its stock performance to the JP Morgan H&Q Internet Index. Since the JP Morgan H&Q Internet Index no longer exists, the Company decided to compare in this Proxy Statement its performance to the Morgan Stanley Internet Index.

AUDIT COMMITTEE

        Pursuant to SEC rules for proxy statements, the Audit Committee of the Board of Directors of the Company has prepared the following Audit Committee Report. The Audit Committee intends that this report clearly describe the current audit program of the Company, including the underlying philosophy and activities of the Audit Committee.

Audit Committee Report

        The primary function of the Audit Committee of the Board of Directors (the "Audit Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by overseeing: (a) the integrity of the Company's financial reports provided by the Company to any governmental body or the public, (b) the Company's systems of internal auditing and controls, and (c) the Company's finance, auditing, accounting, legal, financial reporting and regulatory compliance as established by the Company. The Audit Committee operates under a written charter. Consistent with this function, the Audit Committee encourages continuous improvement of, and fosters adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee is accountable and responsible to the full Board of Directors. The Audit Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems;

  •
  Review and appraise the audit efforts of the Company's independent auditors and internal auditing department; and

  •
  Provide open channels of communication among the Company's independent auditors, financial and senior management, the internal auditing department and the Board of Directors.

Composition and Qualifications of Audit Committee

        The Audit Committee presently consists of three non-employee directors: Mr. Kavner—Chairman, Mr. Beutner and Dr. Metcalfe. Each member of the Audit Committee is independent, financially literate and is free from any relationship that, in the judgment of the Board of Directors, would interfere with the exercise of his independent judgment as a member of the Audit Committee. At least one member of the Audit Committee is an audit committee financial expert, as defined by regulations promulgated by the SEC. The members of the Audit Committee meet the independence and experience requirements of Nasdaq as set forth in the NASD Listing Standards for Nasdaq-listed companies.

Election and Meetings

        The Board of Directors annually elects the members of the Audit Committee to serve for a term of one year or other length of term, in the discretion of the Board of Directors, and shall otherwise serve until their successors are duly elected and qualified. Each member of the Audit Committee shall serve at the pleasure and discretion of the Board of Directors and may be replaced or removed by the Board of Directors at any time and from time to time in its discretion. At the time of each annual election of the Audit Committee members, or at other times in the discretion of the Audit Committee or the Board of Directors, the Audit Committee shall designate one member of the Audit Committee to be its Chairman; in the absence of such designation, the Board of Directors shall designate the Chairman.

        The Audit Committee meets at least four times annually, or more frequently as circumstances require. The Audit Committee meets at least annually with representatives from the Company's executive management and its independent auditors in separate sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed. In addition, the Audit

Committee or its Chairman meets with the independent auditors and a representative(s) of the Company's management at least quarterly to review the Company's quarterly financial statements consistent with the provisions of Statement of Auditing Standards No. 61.

Responsibilities and Duties

        To fulfill its responsibilities and duties, the Audit Committee performed the following during the year ended December 31, 2002:

  Documents/Reports Review

          1.    Reviewed and discussed the Company's annual financial statements and all certifications, reports, opinions or reviews rendered by the Company's independent auditors.

          2.    Discussed with the Company's financial management and its independent auditors, prior to filing with the SEC, audited and unaudited financial statements and certain other disclosures to be included in the Company's 10-Q Quarterly Reports, 10-K Annual Report and other reports that contain financial information.

  Independent Auditors

          3.    Recommended to the Board of Directors the selection of Ernst & Young LLP as the Company's independent auditors. The Audit Committee evaluates the performance of the independent accounting firm. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Sect. 380). These discussions included the scope of the auditors' responsibilities, significant accounting adjustments, any disagreements with management and a discussion of the quality, not just the acceptability, of accounting principles; reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with Ernst & Young LLP that firm's independence with respect to the Company.

          4.    Periodically consulted with the independent auditors out of the presence of the Company's management regarding internal controls and the fullness and accuracy of the Company's financial statements.

  Financial Reporting Process

          5.    In consultation with the independent auditors and the Company's internal financial and accounting personnel, the Audit Committee reviewed the integrity of the Company's financial reporting process, both internal and external.

          6.    Considered any significant judgments made in management's preparation of the Company's financial statements and management's view of each as to the appropriateness of such judgments.

          7.    Considered the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

  Legal Compliance/Risk Management; General

          8.    Reviewed, with the Company's internal and outside legal counsel, legal compliance matters, including corporate securities trading policies, and legal matters that could have a significant impact on the Company's financial statements.

          9.    Reviewed and discussed with management the Company's major financial and operating risks and exposures and the steps management has taken to monitor and control such risks and exposures, including the Company's risk assessment and risk management policies.

        Based on the Audit Committee's discussions with management and Ernst & Young LLP and the Audit Committee's review of the representation of management and report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the SEC.

Submitted by: The Audit Committee
Robert M. Kavner Austin M. Beutner Robert M. Metcalfe

        The Audit Committee Report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that EarthLink specifically incorporates this report by reference therein.

PROPOSAL 2

APPROVAL OF THE AMENDMENT OF THE COMPANY'S STOCK OPTION PLAN FOR
NON-EMPLOYEE DIRECTORS AND RESERVATION OF
ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

        The Board of Directors of the Company has approved the amendment of the EarthLink, Inc. Stock Option Plan for Non-Employee Directors (the "Director Plan") in order to reserve an additional 600,000 shares of the Company's Common Stock for issuance thereunder and to permit the use of up to 300,000 of these shares for grants of Restricted Stock and Restricted Stock Units thereunder and the issuance of shares of Common Stock for deferred stock benefits. Under the Director Plan, as amended, non-employee directors of the Company may receive grants of shares of EarthLink Common Stock that are subject to forfeiture and restrictions on transfer ("Restricted Stock") and awards that entitle such non-employee directors to receive EarthLink Common Stock under certain terms and conditions ("Restricted Stock Units"). Additionally, under the Director Plan, as amended, shares of Common Stock available for issuance under the Director Plan may be issued for deferred stock benefits. The Director Plan also is to be renamed the "EarthLink, Inc. Equity Plan for Non-Employee Directors."

        The Board of Directors has determined that the amendment of the Director Plan to allow the grant of Restricted Stock and Restricted Stock Units and to make the other changes described herein is in the best interest of the Company because (i) it allows the Company to grant varying forms of equity awards that will better align the interests of the non-employee directors with those of the Company's stockholders and (ii) it gives the Company greater flexibility in specifically tailoring awards to meet the Company's compensation goals with respect to the non-employee directors.

Summary of the Director Plan

        The general purpose of the Director Plan is to assist the Company in attracting and retaining qualified and experienced individuals for service as non-employee directors of the Company and to align such individuals' interests with those of the Company's stockholders by enabling such individuals to participate in the future success of the Company by having the right to purchase shares of Common Stock of the Company. Currently, non-qualified stock options ("NQOs") are available for grant under the Director Plan. Each NQO granted under the Director Plan is governed by a separate written agreement between the Company and the non-employee director that specifies the terms and conditions of the stock option (the "Option"). The Director Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be and is not qualified like a retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended.

        The Board of Directors administers the Director Plan on behalf of the Company. All directors of the Company who are not officers or employees of the Company or any of its subsidiaries and who are not elected to the Board of Directors pursuant to special voting rights of any preferred stock or other voting securities that are exclusive of the voting rights granted to other classes of stock are eligible to participate in the Director Plan during the time they serve as non-employee directors. Non-employee directors who serve as consultants to the Company are eligible for participation in the Director Plan if they otherwise meet the eligibility requirements. A non-employee director's right to participate in the Director Plan automatically terminates on and after the time he or she is no longer serving as a non-employee director of the Company.

        Currently, the maximum number of shares of Common Stock that may be issued pursuant to the exercise of NQOs under the Director Plan is 350,000, subject to certain adjustments. Any shares of Common Stock subject to NQOs that are not issued because of the expiration or termination of the NQO shall again be available for issuance under the Directors Plan. Each non-employee director who is elected or appointed to the Board of Directors automatically is granted at such time of election or appointment a NQO to purchase 35,000 shares of Common Stock or such lesser amount as is approved by the Board of Directors. Thereafter, each non-employee director serving as such at that time automatically is granted on the first business day of each fiscal year of the Company an Option to purchase another 15,000 shares of Common Stock or such lesser amount as is approved by the Board of Directors.

        The purchase price of each share of Common Stock that may be purchased on exercise of a NQO shall be the fair market value of a share of Common Stock as of the date the NQO is granted. Subject to earlier termination, all NQOs expire no later than 10 years from their date of grant. NQOs granted under the Director Plan become exercisable with respect to one-third (or such lesser amount as is approved by the Board of Directors) of the shares of Common Stock subject to the NQO on each annual anniversary of the date of grant, provided the non-employee director is still serving as such at that time, until the NQO becomes fully exercisable, provided the NQO does not expire by its terms before that time. Any NQO granted to a non-employee director whose status as a director is terminated will be canceled, accelerated, paid or continued, as provided in the Director Plan. The Board of Directors may accelerate the exercisability of the NQO of any non-employee director whose status as a director terminates because of removal on or within one year after a Change in Control (as defined in the Director Plan). Outstanding NQOs become automatically exercisable as if the non-employee director had remained on the Board of Directors for an additional 18 months if the non-employee director is serving as such at the time of the Change in Control.

Summary of Changes to the Director Plan

        The following summary of the changes to the Director Plan is qualified in its entirety by the specific language of the Director Plan, as amended, a copy of which is available to any stockholder upon request.

        General.    In addition to the automatic Option grants set forth in the Director Plan, the Director Plan, as amended, is intended to also allow non-employee directors of the Company to receive Restricted Stock and Restricted Stock Units. Restricted Stock is Common Stock that is subject to restrictions that make the Common Stock nontransferable and forfeitable until certain vesting conditions are met. A Restricted Stock Unit entitles the holder to receive payment, when certain vesting conditions are met, equal to one share of Common Stock for each Restricted Stock Unit that is then payable. As described below, Restricted Stock and Restricted Stock Units have different tax consequences.

        Additionally, the Director Plan, as amended, will allow a non-employee director to elect to defer the receipt of Common Stock issuable pursuant to Options, Restricted Stock or Restricted Stock Units in connection with any deferred compensation program that the Company establishes for the non-employee directors. Such deferred compensation program may also allow an eligible non-employee director to defer the receipt of benefits to which the director may be entitled other than under the Director Plan. To the extent the non-employee director defers the receipt of Common Stock or other benefits under such deferred compensation program, and such deferred benefits are payable in shares of Common Stock ("Deferred Stock Benefits"), shares of Common Stock available under the Director Plan will be available for issuance in connection with such Deferred Stock Benefits.

        Shares Subject to Plan.    A total of 350,000 shares of Common Stock were initially reserved for issuance under the Director Plan. As of February 28, 2003, 30,000 of such shares of Common Stock remain available for issuance. The Board of Directors has determined that it is in the Company's best interest to increase the number of shares of Common Stock available for issuance under the Director Plan in order to have additional available shares for use to attract and retain qualified non-employee directors in the future. Therefore, an additional 600,000 shares of Common Stock will be reserved for issuance under the Director Plan, as amended, so that an aggregate of 630,000 shares of Common

Stock (plus the number of shares authorized for issuance pursuant to outstanding awards previously issued under the Director Plan) will be available for issuance pursuant to Options or upon the grant of Restricted Stock or Restricted Stock Units or upon settlement of Deferred Stock Benefits. With respect to that aggregate amount, up to 300,000 shares of Common Stock will be available for issuance pursuant to Restricted Stock or Restricted Stock Units or upon settlement of Deferred Stock Benefits. If any Restricted Stock or Restricted Stock Units are terminated for any reason other than becoming vested or paid, the number of shares of Common Stock subject to such Restricted Stock or Restricted Stock Units will again be available for issuance under the Director Plan and will not reduce the aggregate number of shares of Common Stock available for issuance under the Director Plan. If any Deferred Stock Benefits are terminated and the number of shares of Common Stock subject to such Deferred Stock Benefits will not be issued, then the number of shares of Common Stock covered by such Deferred Stock Benefits will again be available for issuance under the Director Plan and will not reduce the aggregate number of shares of Common Stock available for issuance under the Director Plan.

        Eligibility for Participation.    Any director of the Company who is not an officer or employee of the Company or any subsidiary and whom the Board of Directors designates will be eligible to receive Restricted Stock and Restricted Stock Units under the Director Plan. The recipient of Restricted Stock or Restricted Stock Units is referred to herein as a "Participant."

        The Board of Directors in its discretion will determine the non-employee directors who will be eligible to participate in any deferred compensation program and thus entitled to Deferred Stock Benefits.

        Terms and Conditions of Restricted Stock.    The Board of Directors will designate the non-employee director to whom Restricted Stock is to be granted and will specify the number of shares of Common Stock subject to such grant and the purchase price, if any, the Participant must pay for such shares. Each grant of Restricted Stock will be evidenced by a written agreement in such form and containing such terms, conditions and restrictions (not inconsistent with the Director Plan) as the Board of Directors may determine to be appropriate (a "Restricted Stock Agreement").

        Restricted Stock is nontransferable, except by will or the laws of descent and distribution, until it has become vested (i.e. transferable and no longer subject to forfeiture). Restricted Stock will become vested at such time or times as the Board of Directors determines and sets forth in the Restricted Stock Agreement. Restricted Stock will become vested, if at all, within 10 years of the date of grant.

        Before shares of Restricted Stock become vested, the Participant will have all rights of a stockholder in the shares of Restricted Stock as provided in the Company's Certificate of Incorporation and under applicable law, including without limitation the right to vote the shares and receive dividends and distributions thereon; provided, however, that during such period the Participant may not sell, transfer, exchange, pledge, hypothecate or otherwise dispose of any shares of Restricted Stock.

        Additional terms and conditions applicable to Restricted Stock are described below.

        Terms and Conditions of Restricted Stock Units.    The Board of Directors will designate the eligible non-employee director to whom Restricted Stock Units are to be granted and will specify the number of shares of Common Stock subject to such grant. Each grant of Restricted Stock Units will be evidenced by a written agreement in such form and containing such terms, conditions and restrictions (not inconsistent with the Director Plan) as the Board of Directors may determine to be appropriate (a "Restricted Stock Unit Agreement").

        Restricted Stock Units are nontransferable except by will or the laws of descent and distribution. Restricted Stock Units will become payable at such time or times as the Board of Directors determines and sets forth in the Restricted Stock Unit Agreement. Once Restricted Stock Units have become payable, a Participant will receive one share of Common Stock as payment for each Restricted Stock Unit that is then payable. If the applicable Restricted Stock Unit Agreement so provides, if the Company pays any cash dividends on Common Stock, the number of Restricted Stock Units a Participant is granted shall be increased by the number of Restricted Stock Units, rounded down to the nearest whole number, equal to (a) the product of the number of the Participant's outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per share amount of the dividend divided by (b) the fair market value of a share of Common Stock on the payment date of such dividend.

        A Participant shall not have any rights as a stockholder with respect to any Restricted Stock Units until the Participant receives payment of such Restricted Stock Units and the issuance of the certificates representing the shares of Common Stock received in payment of such Restricted Stock Units.

        Additional terms and conditions applicable to Restricted Stock Units are described below.

        Additional Terms and Conditions Applicable to Restricted Stock and Restricted Stock Units.    Restricted Stock and Restricted Stock Units will be forfeited on and after the times specified in the Restricted Stock Agreement or the Restricted Stock Unit Agreement, as applicable. Neither the Director Plan nor any Restricted Stock Agreement or Restricted Stock Unit Agreement confers upon any Participant the right to continue as a director or in any way affects the right or power to terminate the service of a Participant as a director at any time with or without stating a reason therefor.

        Immediately before a Change in Control of the Company, all outstanding Restricted Stock and Restricted Stock Units that the Company previously granted under the Director Plan that are not then vested or payable will become vested or payable, contingent upon the consummation of the Change in Control.

Summary of United States Federal Income
Tax Consequences for Directors

        Restricted Stock.    A Participant who receives a grant of Restricted Stock generally will not recognize any taxable income at the time of the grant so long as the Restricted Stock is nontransferable and subject to a substantial risk of forfeiture. Restricted Stock is subject to a substantial risk of forfeiture for tax purposes if, for example, the Participant's rights in the Restricted Stock are conditioned on the Participant's continued service or the satisfaction of specified performance objectives. When the Restricted Stock either (i) becomes transferable or (ii) is no longer subject to a substantial risk of forfeiture, the Participant will recognize as ordinary income the amount by which the fair market value of the Common Stock at such time exceeds the amount, if any, the Participant paid for the Restricted Stock. Alternatively, the Participant may elect to recognize ordinary income at the time the Restricted Stock is granted by making a Section 83(b) election within 30 days of the grant. If the Participant makes that election, the Participant will recognize ordinary income equal to the amount by which the fair market value of the Common Stock at the time of grant (determined without regard to the restrictions to which the Common Stock is then subject) exceeds the amount, if any, the Participant paid for the Restricted Stock. If a Participant makes such an election and subsequently forfeits his or her rights in the Restricted Stock, the Participant will not be able to deduct the amount he or she recognized as ordinary income.

        The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the Participant recognizes.

        Except as described in the next sentence, the Participant's holding period in Common Stock received pursuant to an award of Restricted Stock generally will begin on the date the Restricted Stock becomes vested. If the Participant makes the Section 83(b) election described above, however, his or her holding period in such Common Stock will begin on the date of grant of the Restricted Stock. The Participant's tax basis in the Common Stock will equal the amount, if any, he or she paid for the Restricted Stock, plus the amount he or she included in ordinary income with respect to the Restricted Stock. Any gain or loss that a Participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the Participant's holding period for the Common Stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the Participant's tax basis in the Common Stock.

        Restricted Stock Units.    A Participant generally will not recognize any income at the time Restricted Stock Units are granted. However, when the vesting criteria for the Restricted Stock Units have been satisfied and the Restricted Stock Units are paid, the Participant will recognize ordinary income in an amount equal to the fair market value of the Common Stock he or she receives as payment of the Restricted Stock Units.

        The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the Participant recognizes.

        The Participant's holding period in Common Stock received pursuant to the payment of a Restricted Stock Unit will begin on the date the Common Stock is received. The Participant's tax basis in the Common Stock will equal the amount he or she included in ordinary income with respect to the payment of the Restricted Stock Unit. Any gain or loss that a Participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the Participant's holding period for the Common Stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the Participant's tax basis in the Common Stock.

        Deferred Shares of Common Stock.    To the extent the Participant's receipt of shares of Common Stock is deferred, then the Participant will not recognize any taxable income until the distribution or payment of such Deferred Stock Benefit. The Participant will recognize as ordinary income the fair market value of shares of Common Stock that he or she receives on payment or distribution of the Deferred Stock Benefits.

        Ordinary income and short-term capital gains currently are subject to a maximum federal tax rate of 39.6%, while long-term capital gains generally are subject to a maximum federal tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket).

        The discussion above is only a summary of the federal income tax consequences applicable to a Participant who receives Restricted Stock or Restricted Stock Units under the Director Plan and does not cover the tax consequences that might arise in all circumstances. Additionally, the federal income tax consequences of Restricted Stock and Restricted Stock Units for directors may be different in some cases than the consequences described above.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE AMENDMENT OF THE EARTHLINK, INC. STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS AS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING IN ORDER TO RESERVE AN ADDITIONAL 600,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE THEREUNDER AND TO PERMIT THE USE OF UP TO 300,000 OF THESE SHARES FOR GRANTS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS THEREUNDER AND THE ISSUANCE OF SHARES OF COMMON STOCK FOR DEFERRED STOCK BENEFITS.

PROPOSAL 3

APPROVAL OF THE AMENDMENT OF THE
COMPANY'S STOCK INCENTIVE PLAN

        The Board of Directors of the Company has approved the amendment of the EarthLink, Inc. Stock Incentive Plan (the "Incentive Plan") in order to permit the use of up to 1,000,000 of the shares currently reserved for issuance under the Incentive Plan for the grant of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and Performance Awards thereunder and to make the other changes that are described below. Under the Incentive Plan, as amended, eligible individuals may receive (i) grants of shares of EarthLink Common Stock that are subject to forfeiture and restrictions on transferability ("Restricted Stock"); (ii) awards that entitle them to receive EarthLink Common Stock under certain terms and conditions ("Restricted Stock Units"); (iii) awards that entitle them to receive an amount that equals the appreciation in the fair market value of EarthLink Common Stock after the date of grant of the award ("Stock Appreciation Rights" or "SARs") and (iv) awards that entitle them to receive a specified amount in cash or Common Stock upon the attainment of specified performance objectives ("Performance Awards"). Additionally, under the Incentive Plan, as amended, shares of Common Stock available for issuance under the Incentive Plan may be issued for deferred stock benefits.

        The Board of Directors has determined that the amendment of the Incentive Plan to allow the grant of Restricted Stock, Restricted Stock Units, SARs and Performance Awards and the other changes described below is in the best interest of the Company because (i) it allows the Company to grant varying forms of equity awards that will align the interests of the recipients with those of the Company's stockholders and (ii) it gives the Company greater flexibility in specifically tailoring awards to meet the Company's compensation goals with respect to particular individuals.

        The amendment of the Incentive Plan does not increase the number of shares of Common Stock that may be issued pursuant to the Incentive Plan.

Summary of the Incentive Plan

        The general purpose of the Incentive Plan is to assist the Company in recruiting and retaining individuals with ability and initiative and to align such individuals' interests with those of the Company's stockholders by enabling such persons to participate in the future success of the Company by having the right to purchase shares of Common Stock of the Company. Two types of stock options ("Options") may be granted under the Incentive Plan—incentive stock options ("ISOs") and non-qualified options ("NQOs"). Each Option granted under the Incentive Plan is governed by a separate written agreement between the Company and the optionee that specifies the terms and conditions of the Option. The Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be and is not qualified like a retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended.

        The Compensation Committee of the Board of Directors (the "Compensation Committee") administers the Incentive Plan on behalf of the Company. Participation in the Incentive Plan is limited to any employee, contractor, consultant, agent or other service provider of the Company or any subsidiary, if the Compensation Committee in its sole discretion determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or any subsidiary. Members of the Board of Directors also may receive Options under the Incentive Plan. Notwithstanding the foregoing, an ISO may only be granted to an employee of the Company or any subsidiary.

        Currently, the maximum number of shares of Common Stock that may be issued pursuant to the exercise of Options under the Incentive Plan is 20,000,000, subject to certain adjustments. No individual may be granted, in any calendar year, aggregate Options covering more than 750,000 shares of Common Stock, subject to certain adjustments. If for any reason other than exercise, an Option is terminated in whole or in part without the issuance of the underlying shares of Common Stock, the number of shares of Common Stock allocated to the terminated Option are available to be issued pursuant to other Options granted under the Incentive Plan. The Compensation Committee will designate each individual to whom an Option is to be granted; will specify the number of shares of Common Stock covered by such grant; and will set forth the other terms and conditions of the Option, including the time or times when the Option is to become exercisable. The purchase price payable on exercise of an Option may not be less than the fair market value of the Common Stock on the date of grant of the Option. No Option may be exercised after the expiration of 10 years after the date of grant. Any Option granted to an optionee who is an employee and whose employment with the Company is terminated will be canceled, accelerated, paid or continued, as provided in the Incentive Plan and the applicable written agreement governing the Option. ISOs are subject to additional exercise limits. The Compensation Committee in its discretion can accelerate the exercisability of an Option in the event of a Change in Control as and on the terms set forth in the Incentive Plan.

Summary of Changes to the Incentive Plan

        The following summary of the changes to the Incentive Plan is qualified in its entirety by the specific language of the Incentive Plan, as amended, a copy of which is available to any stockholder upon request.

        General.    In addition to Option grants, the Incentive Plan, as amended, is intended to also allow eligible employees, contractors, consultants, agents and other service providers, including directors, of the Company and its subsidiaries to receive Restricted Stock, Restricted Stock Units, SARs and Performance Awards. Restricted Stock is Common Stock that is subject to restrictions that make the Common Stock nontransferable and forfeitable until certain vesting conditions are met. A Restricted Stock Unit entitles the holder to receive payment, when certain vesting conditions are met, of one share of Common Stock for each Restricted Stock Unit that is then payable. A SAR can be granted alone or in tandem with an Option. A SAR entitles the holder to receive upon exercise of the SAR the excess of the fair market value on that date of each share of Common Stock subject to the exercise over the fair market value of each such share on the date of the grant of the SAR. A SAR granted in tandem with an Option (a "Corresponding SAR") entitles the holder to receive upon exercise the excess of the fair market value on that date of each share of Common Stock subject to the exercise over the exercise price of the related Option. A Performance Award entitles the holder to receive a specified value in cash or Common Stock upon the attainment of specified performance objectives. As described below, Restricted Stock, Restricted Stock Units, SARs and Performance Awards have different tax consequences.

        Additionally, the Incentive Plan, as amended, will allow eligible award recipients to elect to defer the receipt of Common Stock issuable or cash or other consideration payable pursuant to Options, Restricted Stock, Restricted Stock Units, SARs or Performance Awards in connection with any deferred compensation program that the Company establishes for those eligible individuals. Such deferred compensation program may also allow such eligible individuals to defer the receipt of benefits to which they are entitled other than under the Incentive Plan. To the extent an eligible individual defers the receipt of Common Stock or other benefits under such deferred compensation program, and such deferred benefits are payable in shares of Common Stock ("Deferred Stock Benefits"), shares of Common Stock available under the Incentive Plan will be available for issuance in connection with such Deferred Stock Benefits.

        Shares Subject to Incentive Plan.    Currently, 20,000,000 shares of Common Stock are reserved for issuance under the Incentive Plan. As amended, the Incentive Plan provides that up to 1,000,000 of those shares may be issued pursuant to the grant of Restricted Stock, Restricted Stock Units, SARs or Performance Awards or upon settlement of Deferred Stock Benefits. As amended, the Incentive Plan provides that no individual may, in any calendar year, be granted Options, Restricted Stock, Restricted Stock Units, SARs or Performance Awards with respect to more than 1,000,000 shares of Common Stock in the aggregate for any calendar year. Performance Awards granted in any one calendar year may not provide for payments in excess of $1,000,000. No additional shares of Common Stock are being reserved for issuance under the Incentive Plan. If any Restricted Stock, Restricted Stock Units, SARs or Performance Awards are terminated for any reason other than being exercised or becoming vested or paid, the number of shares of Common Stock subject to such Restricted Stock, Restricted Stock Units, SARs or Performance Awards will again be available for issuance and will not reduce the aggregate number of shares of Common Stock available for issuance. If shares of Common Stock subject to Deferred Stock Benefits shall not be issued because of the surrender, lapse, expiration, forfeiture or termination of any rights in such shares of Common Stock or Deferred Stock Benefits, then the number of shares of Common Stock subject to such Deferred Stock Benefits will again be available for issuance and will not reduce the aggregate number of shares of Common Stock available for issuance.

        Eligibility for Participation.    An employee, contractor, consultant, agent or other service provider, including a director, of the Company or any subsidiary (including a corporation that later becomes a subsidiary) whom the Compensation Committee designates will be eligible to receive Restricted Stock, Restricted Stock Units, SARs or Performance Awards. The recipient of Restricted Stock, Restricted Stock Units, SARs or Performance Awards is referred to herein as a "Participant." The Compensation Committee may designate such an individual only if the Compensation Committee in its sole discretion determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or any subsidiary.

        The Compensation Committee in its discretion will determine the awards that will be subject to the deferred compensation program, the Participants eligible to participate in the deferred compensation program and all other administrative rules relating thereto.

        Terms and Conditions of Restricted Stock.    The Compensation Committee will designate each eligible individual to whom Restricted Stock is to be granted and will specify the number of shares of Common Stock subject to such grant and the purchase price, if any, the Participant must pay for such shares. Each grant of Restricted Stock will be evidenced by a written agreement in such form and containing such terms, conditions and restrictions (not inconsistent with the Incentive Plan) as the Compensation Committee may determine to be appropriate (a "Restricted Stock Agreement").

        Restricted Stock is nontransferable except by will or the laws of descent and distribution, until it has become vested (i.e. transferable and no longer subject to forfeiture). Restricted Stock will become vested at such times as the Compensation Committee determines and sets forth in the Restricted Stock Agreement. The Compensation Committee may prescribe that Restricted Stock will become vested only to the extent that certain performance objectives are attained. Restricted Stock will become vested, if at all, within 10 years of the date of grant.

        Before shares of Restricted Stock become vested, the Participant will have all rights of a stockholder in the shares of Restricted Stock as provided in the Company's Certificate of Incorporation and under applicable law, including without limitation the right to vote the shares and receive dividends and distributions thereon; provided, however, that during such period the Participant may not sell, transfer, exchange, pledge, hypothecate or otherwise dispose of any shares of Restricted Stock.

        Additional terms and conditions applicable to Restricted Stock are described below.

        Terms and Conditions of Restricted Stock Units.    The Compensation Committee will designate each eligible individual to whom Restricted Stock Units are to be granted and will specify the number of shares of Common Stock subject to such grant. Each grant of Restricted Stock Units will be evidenced by a written agreement in such form and containing such terms, conditions and restrictions (not inconsistent with the Incentive Plan) as the Compensation Committee may determine to be appropriate (a "Restricted Stock Unit Agreement").

        Restricted Stock Units are nontransferable, except by will or the laws of descent and distribution. Restricted Stock Units will become payable at such times as the Compensation Committee determines and sets forth in the Restricted Stock Unit Agreement. The Compensation Committee may prescribe that Restricted Stock Units will become payable only to the extent that certain performance objectives are attained. Once Restricted Stock Units have become payable, a Participant will receive one share of Common Stock as payment for each Restricted Stock Unit that is then payable. If the Restricted Stock Unit Agreement so provides, if the Company pays any cash dividends on Common Stock, the number of Restricted Stock Units the Participant is granted may be increased by the number of Restricted Stock Units, rounded down to the nearest whole number, equal to (a) the product of the number of the Participant's outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per share amount of the dividend divided by (b) the fair market value of a share of Common Stock on the payment date of such dividend. Restricted Stock Units will become payable, if at all, within 10 years of the date of grant.

        A Participant shall not have any rights as a stockholder with respect to any Restricted Stock Units until the Participant receives payment of such Restricted Stock Units and the certificates representing such shares of Common Stock are issued.

        Additional terms and conditions applicable to Restricted Stock Units are described below.

        Terms and Conditions of Stock Appreciation Rights.    The Compensation Committee will designate each eligible individual to whom SARs are to be granted and will specify the number of shares of Common Stock subject to such grant. Each grant of SARs will be evidenced by a written agreement in such form and containing such terms, conditions and restrictions (not inconsistent with the Incentive Plan) as the Compensation Committee may determine to be appropriate (a "SAR Agreement"). When a SAR is granted, the Compensation Committee will designate whether the SAR is a Corresponding SAR.

        As a general rule, SARs are nontransferable, except by will or the laws of descent and distribution, except a SAR (other than a Corresponding SAR that relates to an Option) may be transferred by the Participant to his or her children, grandchildren or spouse, to a trust for the benefit of such family members or to a partnership of which such family members are the only partners, provided the Participant does not receive any consideration for the transfer and the transfer is expressly approved by the Compensation Committee. All SARs shall be exercisable in accordance with the terms of the applicable SAR Agreement. The Compensation Committee may prescribe that SARs will be exercisable only to the extent that certain performance objectives are attained. Upon the exercise of a Corresponding SAR, the Participant must surrender to the Company, unexercised, the portion of the Option to which the Corresponding SAR relates. Conversely, upon the exercise of an Option to which a Corresponding SAR relates, the Participant must surrender to the Company, unexercised, the portion of the Corresponding SAR to which the Option relates. A Corresponding SAR may be exercised only to the extent that the related Option is exercisable and the fair market value of the Common Stock exceeds the exercise price of the related Option. SARs will be exercisable, if at all, within 10 years of the date of grant.

        Within 15 days after the exercise of a SAR, the Company will pay the Participant, with respect to each share of Common Stock subject to the exercise of the SAR, the excess of the fair market value of such Common Stock on the date of exercise over the initial value of the SAR. If the SAR is a

Corresponding SAR, the initial value is the exercise price of the related Option. If the SAR is not a Corresponding SAR, the initial value is the fair market value of a share of Common Stock on the date of grant of the SAR. The Compensation Committee, in its discretion, will determine and set forth in the applicable SAR Agreement whether the amount payable as a result of the exercise of a SAR will be paid (i) in cash, (ii) in Common Stock, (iii) by delivery of the Company's or any subsidiary's full recourse, interest-bearing promissory note or (iv) by any combination of the foregoing.

        A Participant shall not have any rights as a stockholder with respect to shares of Common Stock subject to a SAR until proper exercise thereof, and then only to the extent that payment is made in Common Stock and the certificates representing such shares of Common Stock are issued.

        Additional terms and conditions applicable to SARs are described below.

        Terms and Conditions of Performance Awards.    The Compensation Committee will designate each eligible individual to whom Performance Awards are to be granted and will specify the terms and conditions applicable to such Performance Awards, including the performance objectives that must be satisfied to receive payment under the Performance Award. Each grant of a Performance Award will be evidenced by a written agreement in such form and containing such terms, conditions and restrictions (not inconsistent with the Incentive Plan) as the Compensation Committee may determine to be appropriate (a "Performance Award Agreement").

        Performance Awards are nontransferable except by will or the laws of descent and distribution. Performance Awards will be earned and become payable at such times as the Compensation Committee determines and sets forth in the Performance Award Agreement. Once the performance objectives set forth in the Performance Award Agreement have been attained, the Participant will receive payment in cash or Common Stock, as set forth in the Performance Award Agreement in the amount specified in the Performance Award Agreement. Performance Awards will become payable, if at all, within 10 years of the date of grant.

        A Participant shall not have any rights as a stockholder with respect to any shares of Common Stock that may be payable pursuant to a Performance Award until the Participant receives payment of such Performance Awards in Common Stock and the certificates representing such shares of Common Stock are issued.

        Additional terms and conditions applicable to Performance Awards are described below.

        Additional Terms and Conditions Applicable to Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and Performance Awards.    As described above, the Compensation Committee may prescribe that Restricted Stock, Restricted Stock Units, SARs or Performance Awards will become vested, exercisable or payable only to the extent that specified performance objectives are obtained. Such performance objectives may be based on one or more of the Company's or any subsidiary's (i) gross, operating or net earnings before or after taxes; (ii) return on equity; (iii) return on capital; (iv) return on sales; (v) return on assets or net assets; (vi) earnings per share; (vii) cash flow per share; (viii) book value per share; (ix) earnings growth; (x) sales growth; (xi) customer growth; (xii) cash flow (as the Compensation Committee may define); (xiii) fair market value of the Company or any subsidiary or shares of Common Stock; (xiv) stock price or total stockholder return; (xv) market share; (xvi) economic value added; (xvii) market value added; (xviii) productivity; (xix) level of expenses; (xx) quality; (xxi) safety; (xxii) customer satisfaction or (xxiii) peer group comparisons of any of the aforementioned performance objectives.

        Restricted Stock, Restricted Stock Units, SARs and Performance Awards will be forfeited on and after the times specified in the applicable Agreement. Nevertheless, all rights that a Participant has with respect to any Restricted Stock, Restricted Stock Units, SARs or Performance Awards granted under the Incentive Plan will be immediately forfeited on and after the time the Participant is discharged from employment with the Company or any subsidiary for cause (as defined in the Incentive

Plan). Neither the Incentive Plan nor any Restricted Stock Agreement, Restricted Stock Unit Agreement, SAR Agreement or Performance Award Agreement confers upon any Participant any right to continue in the employ or service of the Company or any subsidiary or in any way affects the right or power of the Company or any subsidiary to terminate the employment or service of that Participant at any time with or without stating a reason therefor.

        Each Participant will be responsible for satisfying any income and employment tax withholdings attributable to the grant, vesting, exercise or payment of Restricted Stock, Restricted Stock Units, SARs or Performance Awards, as applicable.

        In the event of or in anticipation of a Change in Control (as defined in the Incentive Plan) of the Company, the Compensation Committee, in its discretion may accelerate the time at which some or all outstanding shares of Restricted Stock or Restricted Stock Units will become vested or payable or the time at which some or all outstanding SARs or Performance Awards will become exercisable or payable and/or may terminate some or all outstanding Restricted Stock, Restricted Stock Units, SARs or Performance Awards that are not then vested, exercisable or payable without any payment therefor. Additionally, in such event, the Compensation Committee may terminate some or all outstanding SARs that are then exercisable in exchange for payment to the Participant with respect to each share of Common Stock for which the SAR is then exercisable, of the excess of the fair market value of such Common Stock on such date over the initial value of the SAR (as described above). Alternatively, the Compensation Committee may terminate some or all outstanding SARs that are then exercisable by providing written notice to the holders thereof and an opportunity to exercise such SARs before termination. However, the Compensation Committee may not terminate any such Restricted Stock, Restricted Stock Units, SARs or Performance Awards to the extent that written provision is made for their continuance and assumption by a successor company in connection with a Change in Control.

Summary of United States Federal Income Tax Consequences

        Restricted Stock.    A Participant who receives a grant of Restricted Stock will not recognize any taxable income at the time of the grant so long as the Restricted Stock is nontransferable and subject to a substantial risk of forfeiture. Restricted Stock is subject to a substantial risk of forfeiture for tax purposes if, for example, the Participant's rights in the Restricted Stock are conditioned on the Participant's continued employment or the satisfaction of specified performance objectives. When the Restricted Stock either (i) becomes transferable or (ii) is no longer subject to a substantial risk of forfeiture, the Participant will recognize as ordinary income the amount by which the fair market value of the Common Stock at such time exceeds the amount, if any, the Participant paid for the Restricted Stock. Alternatively, the Participant may elect to recognize ordinary income at the time the Restricted Stock is granted by making a Section 83(b) election within 30 days of the grant. If the Participant makes that election, the Participant will recognize ordinary income equal to the amount by which the fair market value of the Common Stock at the time of grant (determined without regard to the restrictions to which the Common Stock is then subject) exceeds the amount, if any, the Participant paid for the Restricted Stock. If the Participant makes such an election and subsequently forfeits his or her rights in the Restricted Stock, the Participant will not be able to deduct the amount he or she recognized as ordinary income.

        The ordinary income an employee recognizes with respect to Restricted Stock will constitute wages for withholding and employment tax purposes. Therefore, the employer (the Company or its subsidiary, as applicable) will be required to withhold or obtain payment from such employee for the amount of any applicable income and employment tax withholdings. The employer generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the Participant recognizes.

        Except as described in the next sentence, the Participant's holding period in Common Stock received pursuant to an award of Restricted Stock generally will begin on the date the Restricted Stock becomes vested. If the Participant makes the Section 83(b) election described above, however, his or her holding period in such Common Stock will begin on the date of grant of the Restricted Stock. The Participant's tax basis in the Common Stock will equal the amount, if any, he or she paid for the Restricted Stock, plus the amount he or she included in ordinary income with respect to the Restricted Stock. Any gain or loss that a Participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the Participant's holding period for the Common Stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the Participant's tax basis in the Common Stock.

        Restricted Stock Units.    A Participant will not recognize any income at the time Restricted Stock Units are granted. However, when the vesting criteria for the Restricted Stock Units have been satisfied and the Restricted Stock Units are paid, the Participant will recognize ordinary income in an amount equal to the fair market value of the Common Stock he or she receives as payment of the Restricted Stock Units.

        The ordinary income an employee recognizes with respect to the payment of Restricted Stock Units will constitute wages for withholding and employment tax purposes. Therefore, the employer (the Company or its subsidiary, as applicable) will be required to withhold or obtain payment from such employee for the amount of any applicable income and employment tax withholdings. The employer generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the Participant recognizes.

        The Participant's holding period in Common Stock received pursuant to the payment of a Restricted Stock Unit will begin on the date the Common Stock is received. The Participant's tax basis in the Common Stock will equal the amount he or she included in ordinary income with respect to the payment of the Restricted Stock Unit. Any gain or loss that a Participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the Participant's holding period for the Common Stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the Participant's tax basis in the Common Stock.

        Stock Appreciation Rights.    A Participant will not recognize any taxable income at the time SARs are granted. Upon exercise of the SAR, the Participant will recognize as ordinary income the amount of cash and the fair market value of the Common Stock that he or she receives.

        The ordinary income an employee recognizes will constitute wages for withholding and employment taxes. Therefore, the employer will be required to withhold or obtain payment from such employee for the amount of the applicable income and employment tax withholdings. The employer will be entitled to a federal income tax deduction equal to the amount of ordinary income the Participant recognizes.

        The Participant's holding period for any Common Stock received pursuant to the exercise of a SAR will begin on the date the Common Stock is received. The Participant's tax basis in the Common Stock will equal the amount he or she included in ordinary income on receipt with respect to such shares of Common Stock. Any gain or loss that a Participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the Participant's holding period for the Common Stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the Participant's tax basis in the Common Stock.

        Performance Awards.    A Participant will not recognize any taxable income at the time a Performance Award is granted. When the performance objectives to which the Performance Award is subject have been attained and the Performance Award is paid, the Participant will recognize as ordinary income the amount of cash and the fair market value of the Common Stock he or she receives.

        The ordinary income an employee recognizes will constitute wages for withholding and employment taxes. Therefore, the employer will be required to withhold or obtain payment from such employee for the amount of the applicable income and employment tax withholdings. The employer will be entitled to a federal income tax deduction equal to the amount of ordinary income the Participant recognizes.

        The Participant's holding period in any Common Stock received pursuant to the payment of a Performance Award will begin on the date the Common Stock is received. The Participant's tax basis in the Common Stock will equal the amount he or she included in ordinary income on receipt with respect to such shares of Common Stock. Any gain or loss that a Participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the Participant's holding period for the Common Stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the Participant's tax basis in the Common Stock.

        Deferred Shares of Common Stock.    To the extent the Participant defers the receipt of any shares of Common Stock or cash or other consideration to be received, the Participant will not recognize any taxable income until the distribution or payment of such Deferred Stock Benefits. The Participant will recognize as ordinary income the amount of cash and the fair market value of Common Stock he or she receives on payment or distribution.

        Ordinary income and short-term capital gains currently are subject to a maximum federal tax rate of 39.6%, while long-term capital gains generally are subject to a maximum federal tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket).

        The discussion above is only a summary of the federal income tax consequences applicable to a Participant who receives Restricted Stock, Restricted Stock Units, SARs or Performance Awards under the Incentive Plan and does not cover the tax consequences that might arise in all circumstances. Additionally, the federal income tax consequences of such awards for officers and directors may be different in some cases than the consequences described above.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE AMENDMENT OF THE EARTHLINK, INC. STOCK INCENTIVE PLAN AS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING IN ORDER TO PERMIT THE USE OF UP TO 1,000,000 OF THE SHARES CURRENTLY RESERVED FOR ISSUANCE UNDER THE INCENTIVE PLAN FOR THE GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, STOCK APPRECIATION RIGHTS AND PERFORMANCE AWARDS AND THE ISSUANCE OF SHARES OF COMMON STOCK UNDER DEFERRED STOCK BENEFITS.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has appointed the firm of Ernst & Young LLP, independent auditors, to audit and report on the financial statements of the Company for the year ending December 31, 2003. The Company has employed Ernst & Young LLP as its independent auditors since July 2000. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions of Stockholders and will have the opportunity, if desired, to make a statement.

        During the years ended December 31, 2001 and 2002, Ernst & Young LLP billed the Company the fees set forth below in connection with services rendered by that firm to the Company.

        Audit Fees.    Fees for audit services rendered by Ernst & Young LLP for the years ended December 31, 2001 and 2002 were $341,000 and $337,000, respectively. Fees for audit services include fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

        Audit Related Fees.    Fees for audit related services rendered by Ernst & Young LLP for the years ended December 31, 2001 and 2002 were $558,000 and $247,000, respectively. Audit related services generally include fees for registration statements, business acquisitions, benefit plan audits and accounting consultations.

        Tax.    Fees for tax services, including tax advice and tax planning, totaled $44,000 and $191,000 for the years ended December 31, 2001 and 2002, respectively.

        All Other Fees.    Fees for all other services not described above totaled $41,000 for the year ended December 31, 2002. The Company did not pay any fees other than those described above during the year ended December 31, 2001. All other fees for the year ended December 31, 2002 principally relate to vendor analysis services.

        The Audit Committee of the Board of Directors has considered whether the provision of services described above under "Audit Related Fees," "Tax" and "All Other Fees" is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that it is so compatible.

        THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

        Notwithstanding Stockholder ratification of the appointment of the independent auditors, the Audit Committee, in its discretion, may direct the appointment of new independent auditors if the Audit Committee believes that such a change would be in the best interest of EarthLink and its Stockholders. If the Stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment.

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

SOLICITATION OF PROXIES

        The cost of the solicitation of proxies on behalf of the Company will be borne by the Company. The Company has engaged MacKenzie & Partners, Inc. to assist it in the proxy solicitation process and will pay such firm approximately $4,000 for its services. In addition, directors, officers and other employees of the Company may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        In order for proposals of Stockholders to be considered for inclusion in the proxy materials for the 2004 annual meeting of Stockholders, such proposals must be received by the Company at its executive offices at 1375 Peachtree St., Atlanta, GA 30309, Attention: Samuel R. DeSimone, Jr., Secretary, on or prior to December 23, 2003.

        Stockholders may bring other business before the annual meeting only in accordance with the provisions of the Company's Certificate of Incorporation, which require, among other things, that notice be given to the Company not less than 90 days prior to the meeting. Management of the Company may use its discretionary authority to vote against any such proposals.

ANNUAL REPORT ON FORM 10-K

        EarthLink will provide without charge to each person to whom this Proxy Statement has been delivered, on the written request of any such person, a copy of EarthLink's Annual Report on Form 10-K for the year ended December 31, 2002, including the financial statements. Requests should be directed to EarthLink, Inc., 1375 Peachtree Street, Atlanta, Georgia 30309, Attention: Samuel R. DeSimone, Jr. A list of exhibits to the Form 10-K, showing the cost of each, will be delivered with the copy of the Form 10-K. Any of the exhibits will be provided upon payment of the charge noted on the list. EarthLink's Annual Report on Form 10-K also may be accessed free of charge through the Company's website at www.earthlink.net.

BENEFICIAL OWNERS

        Unless we have received contrary instructions, EarthLink may send a single copy of its Annual Report, Proxy Statement and notice of annual meeting to any household at which two or more Stockholders reside if the Company believes the Stockholders are members of the same family. Each Stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce the Company's expenses.

        If you would like to receive your own set of EarthLink's annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another

Stockholder and together both of you would like to receive only a single set of EarthLink's annual disclosure documents, follow these instructions:

  •
  If your shares are registered in your own name, please contact EarthLink at its executive offices at 1375 Peachtree Street, Atlanta, Georgia 30309, Attention: Samuel R. DeSimone, Jr., to inform us of your request.

  •
  If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

By order of the Board of Directors,

Sky D. Dayton Chairman of the Board

Atlanta, Georgia
April 22, 2003

ANNEX A

EARTHLINK, INC.

AUDIT COMMITTEE
of the
BOARD OF DIRECTORS

CHARTER

(As of January 23, 2003)

I.    Charter

        This document shall be the official governing Charter ("Charter") of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of EarthLink, Inc., a Delaware corporation (the "Company"), adopted by the Committee and the Board as of January 23, 2003. This Charter hereby replaces and supersedes all former Charters, including the Charter adopted in February 2000, as amended January 2001. Definitions of certain terms used in this Charter are included in the Definitions section herein.

II.    Purpose and Scope

        The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by overseeing: (a) the integrity of the Company's financial reports provided by the Company to any governmental body or the public, (b) the Company's systems of internal auditing and controls, and (c) the Company's finance, auditing, accounting, legal, financial reporting and regulatory compliance as established by the Company.

        Consistent with this purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Company's outside independent auditor ("Auditor") shall ultimately be accountable to the Committee, as representatives of the Company's stockholders. The Committee shall be accountable and responsible to the full Board.

        The Committee's primary responsibilities and duties are to:

  •
  Serve as an independent and objective party to monitor the integrity of the Company's financial reporting process and internal control systems;

  •
  Review and appraise the audit efforts of the Company's Auditor and internal auditing department; and

  •
  Provide open channels of communication among the Company's Auditor, financial and senior management, the internal auditing department and the Board.

        The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in the Responsibilities and Duties section of this Charter.

III.  Composition; Organization

        The Committee shall consist of three (3) or more Independent Directors, which number shall be determined by the Board from time to time in its discretion.

        Each member of the Committee shall be an Independent Director and have Financial Knowledge (each as defined herein) at the time of his or her appointment to the Committee, and shall be free from any relationship that, in the judgment of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. At least one (1) member of the Committee shall be an Audit Committee Financial Expert (as defined herein) at the time of his or her appointment to the Committee.

        The Board annually shall elect the members of the Committee to serve for a term of one (1) year or other length of term, in the discretion of the Board, and shall otherwise serve until their successors are duly elected and qualified. Each member of the Committee shall serve at the pleasure and discretion of the Board and may be replaced or removed by the Board at any time and from time to time in its discretion. At the time of each annual election of the Committee members, or at other times in the discretion of the Committee or the Board, the Committee shall designate one member of the Committee to be its Chairman; in the absence of such designation by the Committee, the Board shall designate the Chairman.

IV.  Meetings; Voting; Procedures

        The Committee shall meet at least four times annually or as more frequently as the discharge of its responsibilities shall require. The Chairman or a majority of the members of the Committee may call meetings of the Committee upon reasonable notice to all members of the Committee. The Committee shall meet at such times and places as shall be determined by the Chairman. At each meeting of the Committee, a majority of the members shall constitute a quorum, and a majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. When present, the Chairman will preside at all meetings of the Committee. The Committee may meet in person or by telephonic or video conference, and may take actions by unanimous written consent of all the members of the Committee. The Committee shall keep regular minutes of its proceedings and shall report to the Board in an appropriate and timely fashion.

        As an element of its duties to encourage and facilitate open communication, the Committee should meet at least annually with representatives from the Company's executive management, internal auditing department and its Auditor in separate sessions to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee should meet with the Company's Auditor and a representative(s) of the Company's management at least quarterly to review the Company's financial statements consistent with the provisions of Documents/Reports Review section below.

V.    Responsibilities and Duties

        To fulfill its responsibilities and duties, the Committee shall:

  Documents/Reports Review

        1.    Review and, if it deems necessary or appropriate, update this Charter periodically, at least annually. If any revisions to the Charter are deemed necessary or appropriate, submit such recommended changes to the Board for its consideration and approval.

        2.    Review and discuss the Company's annual financial statements and any certification, report, opinion or review rendered by the Company's Auditor.

        3.    Review and discuss any regular internal reports to management prepared by the Company's internal auditing department and management's response to such reports. In addition, at least semi-annually, the Company's internal auditing department shall report directly to the Committee as to its activities and any other matter requested of it by the Committee.

        4.    Review and discuss with the Company's financial management and its Auditor, prior to filing with the Securities and Exchange Commission, all audited and unaudited financial statements,

management's discussion and analysis, and other disclosures to be included in the Company's 10-Q Quarterly Reports, 10-K Annual Reports and other reports that contain financial information.

  Independent Auditor

        5.    Have sole authority to select the Company's Auditor, considering independence and effectiveness and other factors it deems appropriate and in the best interests of the Company, and approve the fees and other compensation to be paid to such Auditor. The Committee shall have the sole authority to retain, remove and replace the Company's Auditor and approve all non-audit engagements of such Auditor.

        6.    The Committee shall oversee the independence of such Auditor. The Committee shall obtain from the Auditor and review (at least annually) all information it deems appropriate and necessary to assess the independence and performance of the Auditor. On at least an annual basis, the Committee should receive from the Auditor a formal written statement delineating and describing all relationships between the Company and such firm, consistent with the Independence Standards Board's Standard 1. The Committee should review and discuss with the Auditor all such identified relationships or services to examine and determine the independence and objectivity of the Auditor.

        7.    Periodically consult with the Auditor out of the presence of the Company's management regarding internal controls and the fullness and accuracy of the Company's financial statements.

  Financial Reporting Process

        8.    In consultation with the Auditor and the Company's internal personnel/auditors, review the integrity of the Company's financial reporting process, both internal and external, and oversee the Company's: (a) procedures for compliance with the "disclosure control and procedures," (b) Code of Ethics for Chief Executive Officer/Senior Financial Officers, and (c) various certification obligations, all as required pursuant to federal securities laws.

        9.    Consider any significant judgments made in management's preparation of the financial statements and management's view of each as to the appropriateness of such judgments.

        10.  Consider the Auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

        11.  Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the Auditor, management of the Company and/or its internal audit department.

  Process and Organizational Improvements

        12.  Following completion of the annual audit, review separately with each of management, the Auditor and the Company's internal auditing department any problems and difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and management's response.

        13.  Review and resolve any significant disagreement among management and the Auditor or the Company's internal auditing department in connection with the preparation of the financial statements.

        14.  Review with the Auditor, the Company's internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

        15.  Review the organizational structure of the Company's internal auditing department and the qualifications of the managers of the Company's internal auditing department, and recommend any appropriate changes to the Company's management.

  Legal Compliance/Risk Management; General

        16.  Review, with the Company's internal and/or outside legal counsel, legal compliance matters, including corporate securities trading policies, and any legal matter that could have a significant impact on the Company's financial statements. In addition, at least annually, the Company's General Counsel shall report directly to the Committee as to the status of all legal compliance matters that could have a significant impact on the Company's financial statements and any other matter requested of the General Counsel by the Committee.

        17.  Review and discuss with management the Company's major financial and operating risks and exposures and the steps management has taken to monitor and control such risks and exposures, including the Company's risk assessment and risk management policies.

        18.  Approve in advance all transactions between the Company and any of its Affiliates, and the Committee shall be provided all pertinent information and data regarding any such proposed transaction.

        19.  Establish and oversee the Company's procedures for handling the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, as such may be required by the Sarbanes-Oxley Act of 2002 or other applicable law. The Committee shall have the exclusive authority to oversee, investigate and take remedial action with respect to any and all complaints regarding accounting, internal accounting controls or auditing matters. In addition, at least annually, the Committee shall report to the Board as to the status of all complaints relating to material accounting, internal accounting controls or auditing matters of which the Committee is aware.

        20.  Annually perform an evaluation of itself.

        21.  Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board may request or deems necessary or appropriate, including retention of outside experts, consultants and advisors.

VI.  Definitions

        In the event the applicable rules and requirements of the Securities and Exchange Commission or the Nasdaq Stock Market are amended from time to time to revise its defined terms, the corresponding definitions herein shall be automatically amended to conform to such definitions as revised by the Securities and Exchange Commission or the Nasdaq Stock Market, as applicable.

        Affiliate shall mean every (a) member of the Board, (b) officer of the Company, and (c) beneficial or record owner of 5% or more of the Company's outstanding common stock (including members of such person's immediate family—spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law).

        Director shall mean a duly elected and qualified individual serving on the Board of the Company.

        Independent Director—A person other than an officer or employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent for these purposes:

          (a)  a director who is or has been employed by the Company or any of its affiliates for the current year or any of the past three (3) years;

          (b)  a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or other non-discretionary compensation;

          (c)  a director who is a member of the immediate family of an individual who is, or has been in any of the past three (3) years, employed by the Company or any of its affiliates as an executive officer. Immediate family members include a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home;

          (d)  a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three (3) years; or

          (e)  a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

        Financial Knowledge shall mean a working familiarity with basic finance and accounting practices, including the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

        Audit Committee Financial Expert shall mean a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities, (iv) an understanding of internal controls and procedures for financial reporting, and (v) an understanding of audit committee functions. In addition, the person shall have acquired such attributes through: (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions, (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or (iv) other relevant experience.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
EARTHLINK, INC.

        The undersigned stockholder(s) of EarthLink, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company's 2003 Annual Meeting of Stockholders, and hereby appoints Charles G. Betty and Lee Adrean, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (local time) on Tuesday, May 27, 2003 at the Georgia Center for Advanced Telecommunications Technology (GCATT), 250 14th Street, Atlanta, Georgia 30309 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

— Please Detach and Mail in the Envelope Provided —

☐    Please mark your votes as indicated in this example

Please date, sign and mail your proxy card back as soon as possible!

1.
ELECTION OF CLASS I DIRECTORS
☐	FOR ALL NOMINEES
☐	WITHHOLD AS TO ALL NOMINEES
Marce Fuller and Robert M. Kavner
FOR ALL NOMINEE(S) (Except as written below):

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (2), (3) AND (4) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING.

2.
Proposal to approve and ratify amendments to the Company's Stock Option Plan for Non-Employee Directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
Proposal to approve and ratify amendments to the Company's Stock Incentive Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
Ratification of the appointment of Ernst & Young LLP by the Audit Committee of the Board of Directors to serve as the Company's independent auditors for the fiscal year ending December 31, 2003.
☐ FOR	☐ AGAINST	☐ ABSTAIN
5.
To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof and as to which the undersigned hereby confers discretionary authority.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FOREGOING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

Dated , 2003
Signature	Signature if held jointly

NOTE: Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee or guardian or as an officer, signing for a corporation or other entity, please give full title under signature.

EARTHLINK, INC.
STOCK INCENTIVE PLAN

ARTICLE VI	TERMS AND CONDITIONS OF ALL OPTIONS	6
6.01.	Grants	6
6.02.	Option Price	7
6.03.	Maximum Option Period	7
6.04.	Nontransferability	7
6.05.	Change in Control	7
6.06.	Exercise	8
6.07.	Payment	8
6.08.	Shareholder Rights	8
6.09.	Reload Option	8
ARTICLE VII	ADDITIONAL TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS	9
7.01.	Employee Status	9
7.02.	Exercise Price	9
7.03.	Aggregate Exercise Limits	9
7.04.	Restrictions on Ten-Percent Shareholders	9
7.05.	Validity of Options	9
7.06.	Notification Upon Sale	9
7.07.	No Liability of Company	9
ARTICLE VIII	TERMS AND CONDITIONS OF RESTRICTED STOCK	9
8.01.	Grants	9
8.02.	Payment	10
8.03.	Maximum Vesting Period	10
8.04.	Nontransferability	10
8.05.	Change in Control	10
8.06.	Vesting	10
8.07.	Shareholder Rights	10
ARTICLE IX	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS	11
9.01.	Grants	11
9.02.	Maximum Payment Period	11
9.03.	Nontransferability	11
9.04.	Change in Control	11
9.05.	Right to Receive Payment	11
9.06.	Form of Payment	12
9.07.	Shareholder Rights	12
ARTICLE X	TERMS AND CONDITIONS OF SARS	12
10.01.	Grants	12
10.02.	Maximum SAR Period	12
10.03.	Nontransferability	12
10.04.	Change in Control	13
10.05.	Exercise	13
10.06.	Special Rules for Corresponding SARs	13
10.07.	Payment Upon Exercise of SAR	13
10.08.	Shareholder Rights	14

ii

ARTICLE XI	TERMS AND CONDITIONS OF PERFORMANCE AWARDS	14
11.01.	Grants	14
11.02.	Maximum Performance Award Period	14
11.03.	Change in Control	14
11.04.	Payment of Performance Award	14
11.05.	Shareholder Rights	15
ARTICLE XII	ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ALL AWARDS	15
12.01.	Interruption of Employee or Independent Contractor Status	15
12.02.	Performance Objectives	15
12.03.	Other Conditions	15
12.04.	Forfeiture Provisions	16
ARTICLE XIII	DEFERRED BENEFITS	16
ARTICLE XIV	LIMITATION ON BENEFITS	16
ARTICLE XV	ADJUSTMENT UPON CHANGE IN COMMON STOCK	17
ARTICLE XVI	COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES	17
16.01.	Compliance	17
16.02.	Postponement of Exercise or Payment	18
16.03.	Forfeiture of Payment	18
ARTICLE XVII	GENERAL PROVISIONS	18
17.01.	Effect on Employment and Service	18
17.02.	Unfunded Plan	18
17.03.	Tax Withholding and Reporting	18
17.04.	Reservation of Shares	19
17.05.	Governing Law	19
17.06.	Other Actions	19
ARTICLE XVIII	AMENDMENT	19
ARTICLE XIX	DURATION OF PLAN	20
ARTICLE XX	EFFECTIVE DATE OF PLAN	20
ARTICLE XXI	RULES OF CONSTRUCTION	20

iii

EARTHLINK, INC.
STOCK INCENTIVE PLAN

ARTICLE I
DEFINITIONS

        1.01.    Acceleration Date means the earlier of (i) the date that the Board approves a transaction or series of transactions that, if consummated, would result in a Change in Control or (ii) the date that an agreement is entered into with respect to a transaction or series of transactions that, if consummated, would result in a Change in Control.

        1.02.    Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

        1.03.    Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to the Participant under the Plan.

        1.04.    Award means an Option, Performance Award, Restricted Stock, Restricted Stock Unit or SAR awarded under the Plan.

        1.05.    Board means the Board of Directors of the Company.

        1.06.    Cause has the same definition as under any employment or service agreement between the Company or any Subsidiary and the Participant or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, Cause means (i) the Participant's willful and repeated failure to comply with the lawful directives of the Board, the Board of Directors of any Subsidiary or any supervisory personnel of the Participant; (ii) any criminal act or act of dishonesty or willful misconduct by the Participant that has a material adverse effect on the property, operations, business or reputation of the Company or any Subsidiary; (iii) the material breach by the Participant of the terms of any confidentiality or noncompetition agreement that the Participant has with the Company or any Subsidiary or (iv) acts by the Participant of willful malfeasance or gross negligence in a matter of material importance to the Company or any Subsidiary. For purposes of the Plan, in no event shall any termination of employment be deemed for Cause unless the Company's Chief Executive Officer concludes that the situation warrants a determination that the Participant's employment terminated for Cause; in the case of the Chief Executive Officer, any determination that the Chief Executive Officer's employment terminated for Cause shall be made by the Board acting without the Chief Executive Officer.

        1.07.    Change in Control means the occurrence of any of the following: (i)(a) the Company consolidates with, or merges with or into, another Person, (b) there is a merger, reorganization, consolidation, share exchange or other transaction involving the Voting Stock of the Company, (c) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company to any Person, (d) any Person consolidates with, or merges with or into, the Company, or (e) any similar event, where with respect to each of the events described in (a) through (e) the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, except that none of the foregoing events will constitute a Change in Control where the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock of the surviving or transferee Person and the beneficial owners of the Voting Stock of the Company immediately before such event own, directly or indirectly, Voting Stock representing not less than 60 percent of the voting power of the Voting Stock of the surviving or transferee Person immediately after such event, or (ii) any transaction that results in any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, beneficially owning Voting Stock of the Company representing, directly or indirectly, 40 percent or more of the voting power of the Voting Stock of the Company, or (iii) the approval by the holders of Voting Stock of the Company of any plan or proposal for liquidation or dissolution of the Company or (iv) the consummation of any other transaction that a majority of the Board, in its sole and absolute discretion, determines constitutes a Change in Control for purposes of this Plan.

        1.08.    Code means the Internal Revenue Code of 1986, as amended.

        1.09.    Committee means the Compensation Committee of the Board, if the Board appoints one, or the Board itself if no Compensation Committee is appointed. If such Compensation Committee is appointed, if and to the extent deemed necessary by the Board, such Compensation Committee shall consist of two or more non-employee outside directors, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Code Section 162(m).

        1.10.    Common Stock means the voting common stock, $.01 par value per share, of the Company.

        1.11.    Company means EarthLink, Inc.

        1.12.    Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

        1.13.    Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the Corresponding SAR relates.

        1.14.    Deferred Compensation Program means any plan or program that the Company may establish that is intended to constitute a deferred compensation plan for a select group of management and highly compensated employees of the Company and its Subsidiaries, pursuant to which eligible individuals may elect to defer the receipt of specified benefits or to which specified benefits otherwise deferred will be credited (whether or not such benefits are deferred in connection with Awards granted under this Plan).

        1.15.    Deferred Stock Benefit means the specified benefit that the eligible individual elected to defer under the Deferred Compensation Program or that otherwise was deferred and credited under the Deferred Compensation Program that must be distributed or paid, if at all, in shares of Common Stock. A Deferred Stock Benefit will be paid pursuant to the terms of the Deferred Compensation Program and at such time or times as are set forth therein (which may be more than 10 years from the date of grant of the Award in connection with which the receipt of Common Stock or cash or other consideration was deferred).

        1.16.    Employee means any person whom the Company or any Subsidiary employs under the rules of Code Section 3401(c) and the regulations thereunder.

        1.17.    Exchange Act means the Securities Exchange Act of 1934, as amended.

        1.18.    Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Administrator in its discretion shall determine; provided, however, that the Administrator shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any stock exchange, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange on such date, or if the shares of Common Stock are not traded on such stock exchange on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange, all as reported by such source as the Administrator shall select. The Fair Market Value that the Administrator determines shall be final, binding and conclusive on the Company, any Subsidiary and each Participant.

        1.19.    Incentive Stock Option means an Option that is subject to Code Section 422.

2

        1.20.    Initial Value means, with respect to a SAR that is not a Corresponding SAR, the Fair Market Value of a share of Common Stock on the date of grant of the SAR and, with respect to a SAR that is a Corresponding SAR, the Option price of the related Option.

        1.21.    Insider means an individual who is an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that are registered pursuant to Section 12 of the Exchange Act, as more fully described under Section 16 of the Exchange Act.

        1.22.    Named Executive Officer means a Participant who as of the last day of a taxable year, is the chief executive officer of the Company (or is acting in such capacity) or one of the four highest compensated officers of the Company (other than the chief executive officer) or is otherwise one of the group of "covered employees", as defined in the Treasury Regulations promulgated under Code Section 162(m).

        1.23.    Nonqualified Stock Option means an Option that is not subject to Code Section 422.

        1.24.    Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in the Agreement that specifies the terms and conditions of the Option.

        1.25.    Participant means an Employee, contractor, agent or other service provider of the Company or any Subsidiary, including a member of the Board, who satisfies the requirements of Article IV and whom the Administrator selects to receive an Award.

        1.26.    Performance Award means an Award that entitles the Participant to receive a specified value in cash or Common Stock of the Company upon the attainment of the performance objectives set forth in the Agreement that specifies the terms and conditions of the Performance Award.

        1.27.    Person means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

        1.28.    Plan means this EarthLink, Inc. Stock Incentive Plan, in its current form and as hereafter amended.

        1.29.    Restricted Stock means Common Stock granted or sold to a Participant under the Plan that is subject to the restrictions, if any, set forth in the Plan and in the Agreement that specifies the terms and conditions of the Restricted Stock. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms and conditions of the Plan and the applicable Agreement, they become Vested.

        1.30.    Restricted Stock Unit means an Award, stated with respect to a specified number of shares of Common Stock, that entitles the Participant to receive one share of Common Stock with respect to each Restricted Stock Unit that becomes payable under the terms and conditions of the Plan and the applicable Agreement. If the applicable Agreement so provides, if the Company pays any cash dividends on Common Stock, the number of Restricted Stock Units the Participant is granted shall be increased by the number of Restricted Stock Units, rounded down to the nearest whole number, equal to (a) the product of the number of the Participant's outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per share amount of the dividend divided by (b) the Fair Market Value of a share of Common Stock on the payment date of such dividend.

        1.31.    SAR means a stock appreciation right that entitles the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess of the Fair Market Value on the date of exercise of each such share over the Initial Value. References to SARs include

3

both Corresponding SARs and SARs that are not Corresponding SARs, unless the context requires otherwise.

        1.32.    Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        1.33.    Ten Percent Shareholder means any individual who (considering the stock attribution rules described in Code Section 424(d)) owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, its parent within the meaning of Code Section 424(e) or any Subsidiary.

        1.34.    Vested means nonforfeitable and transferable within the meaning of Code Section 83.

        1.35.    Voting Stock with respect to any specified Person means any class or classes of stock or other ownership rights of the specified Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of the specified Person.

ARTICLE II
PURPOSES

        This Plan is intended to assist the Company and its Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of Options, Restricted Stock, Restricted Stock Units, SARs and Performance Awards. The proceeds the Company receives from the sale of Common Stock pursuant to any Participant's exercise of an Option or purchase of Restricted Stock shall be used for general corporate purposes.

ARTICLE III
ADMINISTRATION

        The Administrator shall have the complete authority to grant Awards on such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability, Vesting, payment or forfeiture of any Award. The Administrator also shall administer the Plan. The Administrator shall have the complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to accelerate the exercisability, Vesting or payment of an Award as a result of a Change in Control or otherwise; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision or action of the Administrator in connection with the administration of this Plan shall be final, conclusive and binding on all persons. Neither the Administrator nor any member of the Committee shall be liable for any act done or not done in good faith with respect to this Plan, any Agreement or any Award.

        The Administrator may act only by decision of a majority of its members, except that the Administrator, in its discretion, may delegate to another Committee of the Board all or part of the Administrator's authority and duty with respect to grants of Awards, and provided that applicable law so permits, may delegate to one or more officers of the Company all or part of the Administrator's authority and duties with respect to grants of Awards to Participants who are not Insiders or Named

4

Executive Officers. The Administrator may amend or revoke the terms of such delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

        If and to the extent deemed necessary by the Board (i) all Awards to an Insider shall be approved by the Board or by a Committee comprised of two or more non-employee directors within the meaning of Rule 16b-3 of the Exchange Act, unless such Awards will be held by the Participant at least six months after the date they are granted to such Participant and (ii) all Awards to a Named Executive Officer shall be approved by a Committee comprised solely of two or more outside directors within the meaning of Code Section 162(m).

        The Company shall bear all expenses of administering this Plan. The Company shall indemnify and hold harmless each person who is or shall have been a member of any Board or Committee acting as the Administrator, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such person if (i) applicable law prohibits such indemnification or (ii) such person did not act in good faith and in a manner that such person believed to be consistent with the Plan and such person's conduct constituted gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ARTICLE IV
ELIGIBILITY

        Any Employee, contractor, consultant, agent or other service provider of the Company or any Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan) is eligible to receive an Award if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or any Subsidiary. Members of the Board or the Board of Directors of any Subsidiary also may receive Awards.

ARTICLE V
STOCK SUBJECT TO PLAN

        5.01.    Shares Issued.    On the exercise of an Option or a SAR, the grant of Restricted Stock, the payment of a Restricted Stock Unit, or the payment of a Performance Award payable in Common Stock, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) shares of Common Stock from its authorized but unissued shares of Common Stock or from reacquired shares of Common Stock. On the distribution or payment of Deferred Stock Benefits, the Company may issue shares of Common Stock from its authorized but unissued shares of Common Stock or from reacquired shares of Common Stock.

        5.02.    Aggregate Limits.    The maximum number of shares of Common Stock that may be issued under this Plan and to which Awards may relate or which may be distributed or paid in settlement of

5

Deferred Stock Benefits shall be 20,000,000 shares of Common Stock. Up to 1,000,000 of such shares of Common Stock may be issued pursuant to grants of Restricted Stock and Restricted Stock Units, the exercise of SARs or the payment of Performance Awards or in settlement of Deferred Stock Benefits that represent deferred shares of Common Stock in connection with such Awards or any other Deferred Stock Benefits to be distributed or paid under the Deferred Compensation Program (other than with respect to Options). Up to the full 20,000,000 of such shares of Common Stock may be issued pursuant to the exercise of Options or in settlement of the Deferred Stock Benefits that represent deferred shares of Common Stock previously subject to Options. The maximum number of shares in each instance shall be subject to adjustment as provided in Article XIV.

        5.03.    Individual Limits.    Subject to the other limitations set forth in this Plan, no individual may, in any calendar year, be granted aggregate Awards covering more than 1,000,000 shares of Common Stock. Performance Awards granted in any one calendar year may not provide for payments in excess of $1,000,000. If an Award that a Participant holds is canceled and a replacement Award is issued, the canceled Award shall continue to be counted against the maximum number of shares of Common Stock for which similar Awards may be granted to the Participant in any calendar year and any replacement Awards granted to such Participant in replacement of the canceled Awards also shall count against such maximum limit. The maximum number of shares that may be granted in any calendar year to any individual shall be subject to adjustment as provided in Article XIV.

        5.04.    Deferred Shares.    Shares of Common Stock issued or distributed in settlement of Deferred Stock Benefits, shares of Common Stock subject to Awards with respect to which there is a Deferred Stock Benefit and any other Deferred Stock Benefits to be paid or distributed under the Deferred Compensation Program shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan or to which various Awards may relate unless and until such shares of Common Stock shall not be issued because of the surrender, lapse, expiration, forfeiture or termination of any rights in such shares of Common Stock or the Deferred Stock Benefits; provided, however, that shares of Common Stock shall be counted toward the foregoing limits only once (so that in the case of shares of Common Stock subject to Awards that are cancelled in connection with Deferred Stock Benefits, such Shares of Common Stock shall only be counted once). If a Deferred Stock Benefit is forfeited, in whole or in part, the number of shares of Common Stock allocated to such Deferred Stock Benefit or portion thereof may be reallocated to other Awards to be granted under the Plan or to settlement of any other Deferred Stock Benefits. However, shares of Common Stock issued in settlement of or representing Deferred Stock Benefits that constitute earnings on deferred shares of Common Stock shall be counted separately towards the foregoing limits.

        5.05.    Reallocation of Shares.    If an Option or SAR is terminated, in whole or in part, for any reason other than its exercise (including an exercise that results in a Deferred Stock Benefit) or payment, or if any Restricted Stock is canceled, expires or terminates without the Restricted Stock becoming Vested, or if any Performance Award or Restricted Stock Unit is terminated without payment of shares of Common Stock, the number of shares of Common Stock allocated to such Award or the terminated portion thereof may be reallocated to other Awards to be granted under this Plan, subject to the aggregate limits described above.

ARTICLE VI
TERMS AND CONDITIONS
OF ALL OPTIONS

        6.01.    Grants.    In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant and whether the Option is an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options also must comply with the provisions of Article VII. An Option may be granted with or without a Corresponding SAR. The date an Option is granted shall be the date

6

on which the Administrator has approved the terms and conditions of the Option. Each Option granted under the Plan shall be evidenced by an Agreement in such form and containing such terms, conditions and restrictions (not inconsistent with this Plan) as the Administrator in its sole discretion determines.

        6.02.    Option Price.    The Administrator on the date of grant shall determine the price per share for Common Stock payable upon the exercise of an Option except that the price per share for Common Stock shall not be less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.

        6.03.    Maximum Option Period.    The Administrator on the date of grant shall determine the maximum period in which an Option may be exercised, except that no Option shall be exercisable after the expiration of 10 years from the date such Option is granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

        6.04.    Nontransferability.

          (a)  Except as set forth in Section 6.04(b) below, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer of an Option, the Option must be transferred in its entirety to the same person or persons or entity or entities. Except as set forth in Section 6.04(b) below, during the lifetime of the Participant to whom the Option is granted, only the Participant may exercise the Option. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

          (b)  Notwithstanding Section 6.04(a) above, if the applicable Agreement so provides, an Option that is not an Incentive Stock Option may be transferred by the Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as Rule 701 of the Securities Act of 1933, as amended, as in effect from time to time may permit. Any such transfer will be permitted only if (i) the Participant does not receive any consideration for the transfer and (ii) the Administrator expressly approves the transfer. The holder of such Option shall be bound by the same terms and conditions that governed the Option during the period the Participant held it; provided, however, that such transferee may not transfer such Option except by will or the laws of descent and distribution. Any such transfer shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Administrator on or prior to the effective date of the transfer.

        6.05.    Change in Control.    Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Administrator in its discretion (i) may declare that some or all outstanding Options previously granted under the Plan, whether or not then exercisable, shall terminate as of a date on or after an Acceleration Date or before or on the Control Change Date without any payment to the holder of the Option, provided the Administrator gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding Options before such date to the extent then exercisable or (ii) may terminate on or after an Acceleration Date or before or on the Control Change Date some or all outstanding Options previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the Option, with respect to each share of Common Stock for which the Option is then exercisable, of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the Option over the Option price. The payment described in (ii) above may be made in any manner the Administrator determines, including in cash, Voting Stock or other property. The Administrator may take the actions described in (i) or (ii) above with respect to Options that are not then exercisable whether or not the Participant will receive any payment therefor. The Administrator in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control and with respect to some or all outstanding Options, whether

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or not then exercisable, or on an Option-by-Option basis, which actions need not be uniform with respect to all outstanding Options. However, the Options shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

        6.06.    Exercise.    The Administrator in its discretion may but need not declare that some or all outstanding Options previously granted under the Plan shall be exercisable, in whole or in part, on the earlier of (i) immediately before the time the Administrator takes either of the actions described in (i) or (ii) of Section 6.06 above or (ii) as of the Control Change Date; if the Administration makes such declaration, all such Options which became exercisable shall remain exercisable thereafter in accordance with the terms of the Plan and the applicable Agreement. The Administrator may act with respect to some or all outstanding Options or on an Option-by-Option basis, which actions need not be uniform with respect to all outstanding Options. Subject to the preceding sentences, an Option may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Administrator shall determine and as set forth in the applicable Agreement. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number of shares for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. To the extent an Option relates to a Corresponding SAR, upon exercise of or payment with respect to such Option, the Participant shall surrender to the Company, unexercised, the related portion of the Corresponding SAR.

        6.07.    Payment.    Unless the Agreement provides otherwise, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. If the Agreement so provides, the Administrator, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the Option price (i) by surrendering shares of Common Stock to the Company that the Participant has held for at least six months; (ii) by a cashless exercise through a broker; (iii) by delivery of the full recourse, interest-bearing promissory note of the Participant, bearing interest at such rate as would avoid interest being imputed under the Code; (iv) by such other medium of payment as the Administrator, in its discretion shall authorize or (v) by any combination of the aforementioned methods of payment. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and other payments and the Fair Market Value (determined as of the day preceding the date of exercise) of the Common Stock surrendered must not be less than the Option price of the shares for which the Option is being exercised.

        6.08.    Shareholder Rights.    No Participant shall have any rights as a shareholder with respect to shares of Common Stock subject to an Option until the proper exercise of such Option, the payment of the Option price and any applicable withholding taxes, and the issuance to the Participant of the certificates representing the shares of Common Stock for which the Option is exercised. The Company may include on any certificates representing shares of Common Stock issued pursuant to an Option such legends referring to any representations, restrictions or any other applicable statements as the Company, in its discretion, shall deem appropriate.

        6.09.    Reload Option.    The Administrator, in its discretion, may accompany the grant of an Option with a reload Option, which shall represent an additional Option to acquire the same number of shares of Common Stock as used by the Participant to pay for the original Option. The reload Option shall be subject to all of the same terms and conditions as the original Option except that (i) the purchase price for the shares of Common Stock subject to the reload Option will be the same Fair Market Value of the shares of Common Stock that the Participant used to pay for the original Option and (ii) such reload Option shall conform to all the provisions of the Plan at the time the original Option is exercised.

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ARTICLE VII
ADDITIONAL TERMS AND CONDITIONS OF
INCENTIVE STOCK OPTIONS

        7.01.    Employee Status.    Notwithstanding any other provision of the Plan or any Agreement, the Administrator may only grant an Incentive Stock Option to an Employee of the Company or any Subsidiary.

        7.02.    Exercise Price.    Notwithstanding any other provision contained in the Plan or any Agreement, no Employee may receive an Incentive Stock Option under the Plan, unless the Option price per share for such Incentive Stock Option is at least 100 percent of the Fair Market Value on the date of grant of each share of Common Stock subject to such Incentive Stock Option.

        7.03.    Aggregate Exercise Limits.    The Administrator may not grant an Incentive Stock Option or any Corresponding SAR that relates to an Incentive Stock Option to the extent the aggregate Fair Market Value, determined at the time the Administrator grants the Incentive Stock Option and any Corresponding SAR, of shares of Common Stock with respect to which a Participant may exercise Incentive Stock Options or Corresponding SARs for the first time during any calendar year under this Plan and any other plan of the Company (or any plan of any parent or Subsidiary of the Company) exceeds $100,000. If the limitation is exceeded, the Incentive Stock Options that cause the limitation to be exceeded shall be treated as Nonqualified Stock Options.

        7.04.    Restrictions on Ten-Percent Shareholders.    No Employee may receive an Incentive Stock Option under the Plan if such Employee, at the time of grant, is a Ten Percent Shareholder, unless the Option price per share for such Incentive Stock Option is at least 110 percent of the Fair Market Value on the date of grant of each share of Common Stock subject to such Incentive Stock Option and unless such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

        7.05.    Validity of Options.    Options that are intended to be Incentive Stock Options but do not qualify as such shall be treated as Nonqualified Stock Options.

        7.06.    Notification Upon Sale.    A Participant shall give written notice to the Company if the Participant sells or otherwise disposes of any shares of Common Stock acquired under an Incentive Stock Option before the expiration of the later of the two-year period beginning on the date of grant of the Incentive Stock Option or the one-year period beginning on the date that the Participant exercises the Incentive Stock Option with respect to such shares of Common Stock.

        7.07.    No Liability of Company.    The Company shall not be liable to any Participant or any other person if the Internal Revenue Service or any court having jurisdiction over such matter determines for any reason that any Option intended to be an Incentive Stock Option and granted hereunder does not qualify as an Incentive Stock Option.

ARTICLE VIII
TERMS AND CONDITIONS OF RESTRICTED STOCK

        8.01.    Grants.    In accordance with the provisions of Article IV, the Administrator will designate each individual to whom Restricted Stock is to be granted or sold and will specify the number of shares of Common Stock such Award covers and the purchase price, if any, the Participant must pay for any Award. The date Restricted Stock is granted shall be the date on which the Administrator has approved the terms and conditions of the Restricted Stock grant. If the Participant must pay for an Award, the date of grant shall not be earlier than the date the Participant pays for the Restricted Stock in accordance with Section 8.02. Restricted Stock shall be evidenced by an Agreement in such form and containing such terms, conditions and restrictions (not inconsistent with the Plan) as the Administrator in its sole discretion determines.

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        8.02.    Payment.    Unless the Agreement provides otherwise, if the Participant must pay for an Award of Restricted Stock, payment of the Award shall be made in cash or cash equivalent acceptable to the Administrator. If the Agreement so provides, the Administrator in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the purchase price (i) by surrendering shares of Common Stock to the Company that the Participant has held for at least six months; (ii) by delivery of the full recourse, interest-bearing promissory note of the Participant, bearing interest at such rate as would avoid interest being imputed under the Code; (iii) by such other medium of payment as the Administrator in its discretion shall authorize or (iv) by any combination of the aforementioned methods of payment. If Common Stock is used to pay all or part of the purchase price, the sum of the cash and cash equivalent and other payments and the Fair Market Value (determined as of the day preceding the date of purchase) of the Common Stock surrendered must not be less than the purchase price of the Restricted Stock.

        8.03.    Maximum Vesting Period.    The Administrator on the date of grant shall determine the maximum period over which Restricted Stock may become Vested, except that no Restricted Stock shall become Vested after the expiration of 10 years from the date such Restricted Stock is granted. The terms of any Restricted Stock may provide that such Restricted Stock will become Vested over a period less than such maximum period.

        8.04.    Nontransferability.    Restricted Stock granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution, until it has become Vested. No Restricted Stock or any right or interest of a Participant in any shares of Restricted Stock shall be liable for, or subject to, any liability, lien or obligation of such Participant.

        8.05.    Change in Control.    Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Administrator in its discretion may terminate on or after an Acceleration Date or before or on the Control Change Date outstanding shares of Restricted Stock previously granted under the Plan that are not then Vested without any payment to the holder of the Restricted Stock. The Administrator in its discretion may take the action described in this Section 8.05 contingent on the consummation of the Change in Control and with respect to some or all outstanding shares of Restricted Stock or on a share-by-share basis, which actions need not be uniform with respect to all outstanding shares of Restricted Stock. The preceding sentences to the contrary notwithstanding, the shares of Restricted Stock shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

        8.06.    Vesting.    The Administrator in its discretion may but need not declare that some or all outstanding shares of Restricted Stock previously granted under the Plan shall become Vested, in whole or in part, on or after an Acceleration Date or before or on the Control Change Date. The Administrator may act with respect to some or all outstanding shares of Restricted Stock or on a share-by-share basis, which actions need not be uniform with respect to outstanding shares of Restricted Stock. Subject to the preceding sentences, shares of Restricted Stock acquired under the Plan shall become Vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine and set forth in the Agreement. If and to the extent deemed necessary by the Administrator, shares of Restricted Stock granted to Named Executive Officers shall become Vested subject to performance objectives that enable such Restricted Stock to qualify as "performance based compensation" under the Treasury Regulations promulgated under Code Section 162(m). The grant of Restricted Stock can only become Vested during the Participant's lifetime in the hands of the Participant.

        8.07.    Shareholder Rights.    Before the shares of Restricted Stock become Vested, the Participant will have all rights of a shareholder in the shares of Restricted Stock as provided under the Certificate of Incorporation of the Company and applicable law, including without limitation the right to vote the

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shares and receive dividends and distributions thereon; provided, however, that during such period the Participant (i) may not sell, transfer, exchange, pledge, hypothecate or otherwise dispose of any shares of Restricted Stock; (ii) the Company shall retain custody of the certificates evidencing the shares of Restricted Stock until they become Vested and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each share of Restricted Stock. The Company may include on any certificates representing shares of Common Stock issued pursuant to a grant of Restricted Stock such legends referring to any representations, restrictions or other applicable statements as the Company, in its discretion, shall deem appropriate.

ARTICLE IX
TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

        9.01.    Grants.    In accordance with the provisions of Article IV, the Administrator will designate each individual to whom Restricted Stock Units are to be granted and will specify the number of Restricted Stock Units such grant covers. All Restricted Stock Units shall be evidenced by an Agreement in such form and containing such terms, conditions and restrictions (not inconsistent with the Plan) as the Administrator in its sole discretion determines.

        9.02.    Maximum Payment Period.    The Administrator on the date of grant shall determine the maximum period over which Restricted Stock Units may become payable, except that no Restricted Stock Unit shall become payable after the expiration of 10 years from the date such Restricted Stock Unit is granted. The terms of any Restricted Stock Unit may provide that it is payable for a period less than such maximum period.

        9.03.    Nontransferability.    Restricted Stock Units granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. No Restricted Stock Units or any right or interest of a Participant in any Restricted Stock Units shall be liable for, or subject to, any liability, lien or obligation of such Participant.

        9.04.    Change in Control.    Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Administrator in its discretion may terminate on or after an Acceleration Date or before or on the Control Change Date some or all outstanding Restricted Stock Units previously granted under the Plan that are not then payable without any payment to the holder of the Restricted Stock Units. The Administrator in its discretion may take the action described in this Section 9.04 contingent on consummation of the Change in Control and with respect to some or all outstanding Restricted Stock Units or on a Restricted Stock Unit-by-Restricted Stock Unit basis, which actions need not be uniform with respect to all outstanding Restricted Stock Units. The Restricted Stock Units shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

        9.05.    Right to Receive Payment.    The Administrator in its discretion may but need not declare that some or all outstanding Restricted Stock Units granted under the Plan shall become payable, in whole or in part, on or after an Acceleration Date or before or on the Control Change Date. The Administrator may act with respect to some or all outstanding Restricted Stock Units or on a Restricted Stock Unit-by-Restricted Stock Unit basis, which actions need not be uniform with respect to all outstanding Restricted Stock Units. Subject to the preceding sentences, Restricted Stock Units may be paid in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine and set forth in the Agreement. If and to the extent deemed necessary by the Administrator, Restricted Stock Units granted to Named Executive Officers shall become payable subject to performance objectives that enable such Restricted Stock Units to qualify as "performance based compensation" under the Treasury Regulations promulgated under Code

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Section 162(m). The payment of one or more Restricted Stock Units shall not affect the right to receive payment for any remaining Restricted Stock Units.

        9.06.    Form of Payment.    The Company shall pay each Participant one share of Common Stock for each Restricted Stock Unit that becomes payable and shall deliver to the Participant (or the Participant's broker if the Participant so directs) certificates representing the shares of Common Stock that have been paid.

        9.07.    Shareholder Rights.    No Participant shall have any rights as a shareholder with respect to any Restricted Stock Units until the Participant receives payment of such Restricted Stock Unit as described in Section 9.06 and the issuance to the Participant of the certificates representing the shares of Common Stock that have been paid. The Company may include on any certificates representing shares of Common Stock issued pursuant to a grant of Restricted Stock such legends referring to any representations, restrictions or other applicable statements as the Company, in its discretion, shall deem appropriate.

ARTICLE X
TERMS AND CONDITIONS OF SARS

        10.01.    Grants.    In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a SAR is to be granted and will specify the number of shares of Common Stock encompassed by such grant and whether the SAR is a Corresponding SAR. The date a SAR is granted shall be the date on which the Administrator has approved the terms and conditions of the SAR. Each SAR granted under the Plan shall be evidenced by an Agreement in such form and containing such terms, conditions and restrictions (not inconsistent with this Plan) as the Administrator in its sole discretion determines.

        10.02.    Maximum SAR Period.    The Administrator on the date of grant shall determine the maximum period in which a SAR may be exercised, except that no SAR shall be exercisable after the expiration of 10 years from the date the SAR is granted. The terms of a SAR may provide that it is exercisable for a period less than such maximum period. No Corresponding SAR shall be exercisable or continue in existence after the expiration of the Option to which the Corresponding SAR relates.

        10.03.    Nontransferability.

          (a)  Except as set forth in Section 10.03(b) below, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of a Corresponding SAR, the Corresponding SAR and the Option to which it relates must be transferred in their entirety to the same persons or entities. Except as set forth in Section 10.03(b) below, during the lifetime of the Participant to whom the SAR is granted, only the Participant may exercise the SAR. No right or interest of a Participant in any SAR shall be liable for, or subject to, any liability, lien or obligation of such Participant.

          (b)  Notwithstanding Section 10.03(a) above, if the applicable Agreement so provides, a SAR (other than a Corresponding SAR that is related to an Incentive Stock Option) may be transferred by the Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as Rule 701 of the Securities Act of 1933, as amended, as in effect from time to time may permit. Any such transfer will be permitted only if (i) the Participant does not receive any consideration for the transfer and (ii) the Administrator expressly approves the transfer. The holder of such SAR shall be bound by the same terms and conditions that governed the SAR during the period the Participant held it; provided, however, that such transferee may not transfer such SAR except by will or the laws of descent and distribution. Any such transfer shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Administrator on or prior to the effective date of the

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  transfer. In the event of a transfer of a Corresponding SAR pursuant to this Section 10.03(b), the Corresponding SAR and the related Option must be transferred to the same transferee.

        10.04.    Change in Control.    Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Administrator in its discretion (i) may declare that some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, shall terminate as of a date on or after an Acceleration Date or before or on the Control Change Date without any payment to the holder of the SAR, provided the Administrator gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding SARs at least 15 days before such termination date to the extent then exercisable or (ii) may terminate on or after an Acceleration Date or before or on the Control Change Date some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the SAR, with respect to each share of Common Stock for which the SAR is then exercisable, of the excess, if any, of the Fair Market Value of such Common Stock on such date over the Initial Value of the SAR. The payment described in (ii) above may be made in any manner the Administrator determines, including in cash, Voting Stock or other property. The Administrator may take the actions described in (i) or (ii) above with respect to SARs that are not then exercisable whether or not the Participant will receive any payment therefor. The Administrator in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control and with respect to some or all outstanding SARs, whether or not then exercisable, or on a SAR-by-SAR basis, which actions need not be uniform with respect to all outstanding SARs. Notwithstanding the foregoing, no payment shall be made with respect to a Corresponding SAR to the extent the Administrator made a payment with respect to the Option that relates to the Corresponding SAR. No SARs shall be terminated to the extent that written provision is made for their assumption, continuance or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

        10.05.    Exercise.    The Administrator in its discretion may but need not declare that some or all outstanding SARs previously granted under the Plan shall be exercisable, in whole or in part, on the earlier of (i) immediately before the time the Administrator takes either of the actions described in (i) or (ii) of Section 10.04 above or (ii) as of the Control Change Date; if the Administrator makes such declaration, all such SARs which became exercisable shall remain exercisable thereafter in accordance with the terms of the Plan and the applicable Agreement. The Administrator may act with respect to some or all outstanding SARs or on a SAR-by-SAR basis, which actions need not be uniform with respect to all outstanding SARs. Subject to the preceding sentences, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine and as set forth in this Plan and the applicable Agreement. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number of shares covered by the SAR. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares covered by the SAR. A SAR may be exercised and paid only to the extent that the Fair Market Value of the Common Stock that is the subject of the exercise exceeds the Initial Value of the SAR.

        10.06.    Special Rules for Corresponding SARs.    Upon the exercise or payment of a Corresponding SAR, the Participant shall surrender to the Company, unexercised and unpaid, any portion of an Option to which the Corresponding SAR relates. Upon exercise or payment of an Option to which a Corresponding SAR relates, the Participant shall surrender to the Company, unexercised and unpaid, the related portion of the Corresponding SAR. A Corresponding SAR may be exercised only to the extent that the related Option is exercisable.

        10.07.    Payment Upon Exercise of SAR.    Within 15 days after the exercise of a SAR, the Company shall pay the Participant, with respect to each share of Common Stock encompassed by the exercise of

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the SAR, the excess of the Fair Market Value of such Common Stock on the date of exercise over the Initial Value. The Administrator, in its discretion, shall determine and set forth in the applicable Agreement whether the amount payable as a result of the exercise of a SAR will be paid (i) in cash; (ii) Common Stock; (iii) by delivery of the Company's or any Subsidiary's full recourse, interest-bearing promissory note, bearing interest at such rate as would avoid interest being imputed under the Code or (iv) by any combination of the foregoing.

        10.08.    Shareholder Rights.    No Participant shall have any rights as a shareholder with respect to shares of Common Stock subject to a SAR until the proper exercise of the SAR, and then only to the extent that Common Stock is issued to the Participant. The Company may include on any certificates representing shares of Common Stock issued pursuant to a SAR such legends referring to any representations, restrictions or any other applicable statements as the Company, in its discretion, shall deem appropriate.

ARTICLE XI
TERMS AND CONDITIONS OF PERFORMANCE AWARDS

        11.01.    Grants.    In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Performance Award is to be granted and will specify the terms and conditions applicable to such Performance Award, including the performance objectives the Participant must satisfy to receive a payment under the Performance Award. The date a Performance Award is granted shall be the date on which the Administrator has approved the terms and conditions of the Performance Award. Each Performance Award granted under the Plan shall be evidenced by an Agreement in such form and containing such terms, conditions and restrictions (not inconsistent with this Plan) as the Administrator in its sole discretion determines.

        11.02.    Maximum Performance Award Period.    The Administrator on the date of grant shall determine the maximum period in which a Performance Award may be paid, except that no Performance Award may be paid after the expiration of 10 years from the date such Performance Award is granted. The terms of any Performance Award may provide that it can be paid over a period less than such maximum period.

          (a)    Nontransferability.    Performance Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.

        11.03.    Change in Control.    Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Administrator in its discretion may terminate on or after an Acceleration Date or before or on the Control Change Date some or all outstanding Performance Awards previously granted under the Plan that are not then payable without any payment to the holder of the Performance Award. The Administrator in its discretion may take the action described in this Section 11.03 contingent on consummation of the Change in Control and with respect to some or all outstanding Performance Awards or on a Performance Award-by-Performance Award basis, which actions need not be uniform with respect to all outstanding Performance Awards. The Performance Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

        11.04.    Payment of Performance Award.    The Administrator in its discretion may but need not declare that some or all outstanding Performance Awards granted under the Plan shall become payable, in whole or in part, on or after an Acceleration Date or before or on a Control Change Date. The Administrator may act with respect to some or all outstanding Performance Awards or on a Performance Award-by-Performance Award basis, which actions need not be uniform with respect to all outstanding Performance Awards. Subject to the preceding sentences, a Performance Award will become payable at such times, in such amounts and in compliance with such requirements as the

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Administrator shall determine and as set forth in this Plan and the applicable Agreement. If and to the extent deemed necessary by the Administrator, Performance Awards granted to Named Executive Officers shall become payable pursuant to performance objectives that enable the Performance Award to qualify as "performance based compensation" under the Treasury Regulations promulgated under Code Section 162(m).

        11.05.    Shareholder Rights.    No Participant shall have any rights as a shareholder with respect to any Performance Award until payment of the Performance Award and then only to the extent that payment is made in Common Stock that is issued to the Participant. The Company may include on any certificates representing shares of Common Stock issued pursuant to a Performance Award such legends referring to any representations, restrictions or any other applicable statements as the Company, in its discretion, shall deem appropriate.

ARTICLE XII
ADDITIONAL TERMS AND CONDITIONS
APPLICABLE TO ALL AWARDS

        12.01.    Interruption of Employee or Independent Contractor Status.    In the event that the terms of any Award provide that it may be exercised, Vested or paid only during employment or service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for illness, temporary disability, governmental or military service or other reasons shall not be deemed interruptions of employment or service.

        12.02.    Performance Objectives.    The Administrator may prescribe that an Award may be exercised, Vested or paid only to the extent that certain performance objectives are obtained. Such performance objectives may be based on one or more of the Company's or any Subsidiary's or any division's (i) gross, operating or net earnings before or after taxes; (ii) return on equity; (iii) return on capital; (iv) return on sales; (v) return on assets or net assets; (vi) earnings per share; (vii) cash flow per share; (viii) book value per share; (ix) earnings growth; (x) sales growth; (xi) customer growth; (xii) cash flow (as the Administrator may define such term); (xiii) Fair Market Value of the Company or any Subsidiary or shares of Common Stock; (xiv) share price or total shareholder return; (xv) market share; (xvi) economic value added; (xvii) market value added; (xviii) productivity; (xix) level of expenses; (xx) quality; (xxi) safety; (xxii) customer satisfaction or (xxiii) peer group comparisons of any of the aforementioned performance objectives. If the Administrator, on the grant of the Award, prescribes that the Award shall be exercisable or shall become Vested or payable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the Award shall become exercisable, Vested or payable only to the extent the Administrator certifies in writing that such performance objectives have been obtained. Additionally, the Administrator may prescribe that an Award may be exercised, Vested, or paid only to the extent that the Participant completes a specified period of employment or service with the Company or any Subsidiary.

        12.03.    Other Conditions.    The Administrator, in its discretion, may, as a condition to the grant of an Award, require the Participant on or before the date of grant of the Award to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation or other similar agreement) with the Company or any Subsidiary, which shall become effective on the date of termination of employment or service of the Participant with the Company or any Subsidiary or any other date the Administrator may specify and shall contain such terms and conditions as the Administrator shall otherwise specify and/or (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Subsidiary and such Participant. If the Participant shall fail to enter into any such agreement at the Administrator's request, then no Award shall be granted to the Participant and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan.

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        12.04.    Forfeiture Provisions.    Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become Vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Subsidiary for Cause.

ARTICLE XIII
DEFERRED BENEFITS

        In accordance with rules the Administrator prescribes, a Participant who is eligible for the Deferred Compensation Program may elect to defer the receipt of Common Stock issuable or cash or other consideration payable to the Participant pursuant to any Award. The Administrator in its discretion may prescribe the types of Awards that are subject to the Deferred Compensation Program, the Participants eligible to participate in the Deferred Compensation Program and all other administrative rules relating thereto relating to Awards.

ARTICLE XIV
LIMITATION ON BENEFITS

        Despite any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Administrator may determine whether some amount of payments would meet the definition of a "Reduced Amount." If the Administrator determines that there is a Reduced Amount, the total payments to the Participant hereunder must be reduced to such Reduced Amount, but not below zero. If the Administrator determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Administrator. All determinations of the Administrator under this Article XIV are final, conclusive and binding upon the Company and the Participant. It is the intention of the Company and the Participant to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Participant would thereby be increased. If as result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Administrator under this Article XIV, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid ("Overpayment") or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid ("Underpayment")—in each case, consistent with the calculation of the Reduced Amount. If the Administrator, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Administrator believes has a high probability of success or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan which the Participant must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Section 1, 3101 or 4999 or generate a refund of such taxes. If the Administrator, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Administrator must promptly notify the Company of the amount of the Underpayment, which then shall be paid to the Participant. For purposes of this Section, (i) "Net After Tax Receipt" means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant's taxable income for the applicable taxable year; (ii) "Present Value" means the value determined in accordance with Code Section 280G(d)(4) and (iii) "Reduced Amount" means the

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smallest aggregate amount of all payments under this Plan which (a) is less than the sum of all payments under this Plan and (b) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments under this Plan were any other amount less than the sum of all payments to be made under this Plan.

ARTICLE XV
ADJUSTMENT UPON CHANGE IN COMMON STOCK

        The maximum number of shares as to which Awards and Deferred Stock Benefits may be granted under this Plan, the terms of outstanding Awards and Deferred Stock Benefits, the per individual limitations on the number of shares for which Awards may be granted and any other limitations in this Plan shall be adjusted as the Administrator shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Code Section 424 or any similar event applies or (b) there occurs any other event which, in the judgment of the Administrator, necessitates such action. In addition, the Administrator may make such other adjustments to the terms of an outstanding Award or Deferred Stock Benefit to the extent equitable and necessary to prevent an enlargement or dilution of the Participant's rights thereunder as a result of any such event or similar transaction. Any determination the Administrator makes under this Article XV shall be final and conclusive. The issuance by the Company of either shares of stock of any class or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards and Deferred Stock Benefits may be granted, the per individual limitations on the number of shares for which Awards may be granted, any other limitations in this Plan or the terms of outstanding Awards and Deferred Stock Benefits. The Administrator may grant Awards in substitution for performance shares, stock awards, stock options, stock appreciation rights, phantom shares, or similar awards held by an individual who becomes an Employee, contractor, agent or other service provider of the Company in connection with a transaction described in the first paragraph of this Article XV. Notwithstanding any provision of the Plan (other than the limitations of Article V), the terms of such substituted Awards shall be as the Administrator, in its discretion, determines is appropriate.

ARTICLE XVI
COMPLIANCE WITH LAW AND
APPROVAL OF REGULATORY BODIES

        16.01.    Compliance.    No Award shall be granted or become exercisable, Vested or payable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement with any stock exchange to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate for shares of Common Stock issued under the Plan may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Award will be granted, become exercisable, Vested or payable, no Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

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        16.02.    Postponement of Exercise or Payment.    The Administrator may postpone any grant, exercise, Vesting or payment of an Award for such time as the Administrator in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to permit any action to be taken in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) during any such time the Company or any Subsidiary is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Subsidiary, or under any contract, loan agreement or covenant or other agreement to which the Company or any Subsidiary is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, Vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Administrator shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.

        16.03.    Forfeiture of Payment.    The Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law requires such forfeiture or reimbursement, including without limitation, in connection with any event where the Company or any Subsidiary is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct with financial reporting requirements, for any applicable period.

ARTICLE XVII
GENERAL PROVISIONS

        17.01.    Effect on Employment and Service.    Neither the adoption of this Plan, its operation, nor any Agreement or other documents describing or referring to this Plan shall confer upon any individual any right to continue in the employ or service of the Company or any Subsidiary or in any way affect the right and power of the Company or any Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

        17.02.    Unfunded Plan.    The Plan shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

        17.03.    Tax Withholding and Reporting.    Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent acceptable to the Administrator any income and employment tax withholding obligations attributable to participation in the Plan and the

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grant, exercise, Vesting or payment of Awards granted thereunder. In accordance with procedures that the Administrator establishes, the Administrator, to the extent applicable law permits, may allow a Participant to pay such amounts (i) by surrendering shares of Common Stock that the Participant has held for at least six months; (ii) by a cashless exercise through a broker; (iii) by delivery of the full recourse, interest-bearing promissory note of the Participant; (iv) by such other medium of payment as the Administrator, in its discretion, shall authorize or (v) by any combination of the aforementioned methods of payment. The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, Vesting or payment of any Award hereunder as applicable law requires.

        17.04.    Reservation of Shares.    The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company's counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

        17.05.    Governing Law.    This Plan and all Awards granted hereunder shall be governed by the laws of the State of Delaware, except to the extent federal law applies.

        17.06.    Other Actions.    Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options, restricted stock, restricted stock units, stock appreciation rights or performance awards for proper corporate purposes otherwise than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant options, restricted stock, restricted stock units, stock appreciation rights or performance awards to, or assume such awards of any person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

ARTICLE XVIII
AMENDMENT

        The Board may amend this Plan from time to time or terminate the Plan; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued pursuant to Awards under the Plan; (ii) the amendment changes the class of individuals eligible to receive Awards or (iii) the amendment changes the performance objectives to which the exercisability, Vesting or payment of Awards granted to Named Executive Officers may be subject. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Award at the time such amendment is made. No amendment shall, without the consent of a participant in the Deferred Compensation Program, adversely affect any rights of such participant under the Deferred Compensation Program as in effect at that time. Notwithstanding the foregoing, the Plan may not be terminated so long as the Deferred Compensation Program remains in effect unless all Deferred Stock Benefits payable with shares of Common Stock under this Plan have been paid or distributed in full or the Deferred Compensation Program is terminated in accordance with its terms on or before such time.

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ARTICLE XIX
DURATION OF PLAN

        No Award may be granted under this Plan 10 years after the Board originally adopted the Plan before its amendment and restatement. Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XX
EFFECTIVE DATE OF PLAN

        The Plan, as amended and restated, became effective on January 23, 2003, the date the Board approved it, except that (i) no Restricted Stock, Restricted Stock Units, SARs or Performance Awards shall be granted hereunder; (ii) no shares of Common Stock shall be issued for Deferred Stock Benefits; and (iii) the individual award limit per calendar year shall remain at 750,000 shares of Common Stock, unless the Company's stockholders at the 2003 Annual Meeting of Stockholders or any adjournment thereof or at a Special Meeting of the Stockholders approve the Plan, as amended herein. Notwithstanding the foregoing, Options granted before January 23, 2003 shall continue to be governed by the terms of the Plan as in effect prior to its amendment and restatement and will not be eligible to be converted into Deferred Stock Benefits.

ARTICLE XXI
RULES OF CONSTRUCTION

        Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

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EARTHLINK, INC.
EQUITY PLAN
FOR NON-EMPLOYEE DIRECTORS

1.    PURPOSE

        The purpose of the EarthLink, Inc. Equity Plan for Non-Employee Directors (the "Plan") is to promote the long-term interests of EarthLink, Inc., a Delaware corporation (the "Company") by attracting and retaining qualified and experienced persons for service as non-employee directors of the Company by providing additional incentives for such non-employee directors to work for the success and growth of the Company through ownership of the Company's common stock.

2.    DEFINITIONS

        When used herein, the following terms shall have the meanings set forth below:

          2.1    "Affiliate" means the same as set forth in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

          2.2    "Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to the Participant.

          2.3    "Amendment Effective Date" means the date the Company's stockholders approve the Plan, as amended herein.

          2.4    "Award" means an Option, Restricted Stock or Restricted Stock Units granted under the Plan.

          2.5    "Board" means the Board of Directors of the Company.

          2.6    "Change in Control" means the occurrence of any of the following: (i)(a) the Company consolidates with, or merges with or into, another Person, (b) there is a merger, reorganization, consolidation, share exchange or other transaction involving the Voting Stock of the Company, (c) the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company to any Person, (d) any Person consolidates with, or merges with or into, the Company, or (e) any similar event where with respect to each of the events described in (a) through (e) the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, except that none of the foregoing events will constitute a Change in Control where the outstanding Voting Stock of the Company is converted into or exchanged for Voting Stock of the surviving or transferee Person and the beneficial owners of the Voting Stock of the Company immediately before such event own, directly or indirectly, Voting Stock representing more than 50 percent of the Voting Stock of the surviving or transferee Person immediately after such event; (ii) any transaction that results in any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, beneficially owning Voting Stock of the Company representing, directly or indirectly, more than 50 percent of the Voting Stock of the Company; (iii) the approval by the holders of the Voting Stock of the Company of any plan or proposal for liquidation or dissolution of the Company or (iv) the consummation of any other transaction that a majority of the Board, in its sole and absolute discretion, determines constitutes a Change in Control for purposes of this Plan.

          2.7    "Code" means the Internal Revenue Code of 1986, as amended.

          2.8    "Company" means EarthLink, Inc., a Delaware corporation.

          2.9    "Deferred Compensation Program" means any plan or program that the Company may establish that is intended to constitute a deferred compensation plan for members of the Board, pursuant to which eligible members of the Board may elect to defer the receipt of specified benefits or to which specified benefits otherwise deferred will be credited (whether or not such benefits are deferred in connection with Awards granted under this Plan).

          2.10    "Deferred Stock Benefit" means the specified benefit that the eligible director elected to defer under the Deferred Compensation Program or that otherwise was deferred and credited under the Deferred Compensation Program that must be distributed or paid, if at all, in Shares. A Deferred Stock Benefit will be paid pursuant to the terms of the Deferred Compensation Program and at such time or times as are set forth therein (which may be more than 10 years from the date of grant of the Award under this Plan under which the receipt of Common Stock was deferred).

          2.11    "Disability" means a mental or physical condition that, in the opinion of the Company, renders the director unable or incompetent to serve as a director, which condition in the opinion of the physician that the Company engages is expected to be permanent or to last for an indefinite duration or a duration in excess of six months.

          2.12    "Fair Market Value" means, with respect to the Company's Shares, the closing price of the Shares on the date on which the value is to be determined, as reported on the stock exchange on which such Shares are traded, or such other source of quotations for or reports of trading activity in Shares as the Board from time to time may select, or if the Shares are not traded on such exchange on such date, then on the next preceding day that the Shares were traded on such exchange, or as reported by such other source as the Board from time to time may select. If at the time of the determination of Fair Market Value the Shares are not actively traded on any such stock exchange, Fair Market Value means the fair market value of a Share as the Board determines taking into account such facts and circumstance as the Board deems material to the value of the Shares. The Fair Market Value that the Board determines shall be final, binding and conclusive on the Company and each Non-Employee Director.

          2.13    "Non-Employee Director" means a director of the Company who is not an officer or employee of the Company or any of its subsidiaries or Affiliates and who was not elected or appointed to the Board pursuant to voting rights or other similar authority granted to the holders of any preferred stock or similar equity securities of the Company, which voting rights or similar authority are exclusive of any voting rights or other similar authority granted to any class or classes of any common stock of the Company that generally has the voting power under ordinary circumstances to elect at least a majority of the Board. A "Non-Employee Director" may include a director of the Company who serves as a consultant to the Company and who otherwise meets the foregoing requirements.

          2.14    "Non-Qualified Stock Option" means an Option not entitled to special tax treatment under Section 422 of the Code.

          2.15    "Option" means a stock option that entitles the holder to purchase from the Company a stated number of Shares at the price and on the terms set forth in the applicable Agreement.

          2.16    "Participant" means a Non-Employee Director to whom an Award is granted pursuant to the Plan.

          2.17    "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

          2.18    "Plan" means the EarthLink, Inc. Equity Plan for Non-Employee Directors contained herein, and as it may be amended from time to time.

          2.19    "Restricted Stock" means Shares that are subject to the restrictions, if any, set forth in the Plan and in the applicable Agreement. Shares shall cease to be Restricted Stock when, in

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  accordance with the terms and conditions of the Plan and the applicable Agreement, they become Vested.

          2.20    "Restricted Stock Unit" means an award, stated with respect to a specified number of Shares, that entitles a Participant to receive one Share with respect to each Restricted Stock Unit that becomes payable under the terms and conditions of the Plan and the applicable Agreement. If the applicable Agreement so provides, if the Company pays any cash dividends on Shares, the number of Restricted Stock Units a Participant is granted shall be increased by the number of Restricted Stock Units, rounded down to the nearest whole number, equal to (i) the product of the number of the Participant's outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per Share amount of the dividend divided by (ii) the Fair Market Value of a Share on the payment date of such dividend.

          2.21    "Shares" means the shares of the Company's common stock, $.01 par value per share.

          2.22    "Vested" means nonforfeitable and transferable within the meaning of Section 83 of the Code.

          2.23    "Voting Stock" means with respect to any specified Person any class or classes of stock of the specified Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors, managers or trustees of the specified Person.

3.    ADMINISTRATION OF THE PLAN

        The Board shall administer the Plan. The Board shall have the sole responsibility for construing and interpreting the Plan, for establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action the Board takes arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations shall, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and shall be conclusive and binding upon the Company, all Participants and any other person, whether that person is claiming under or through any Participant or otherwise.

        The Board shall have the complete authority to grant Restricted Stock and Restricted Stock Units on such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the time or times when such Restricted Stock or Restricted Stock Units shall become Vested or payable. The Board also shall have complete authority to prescribe the time or times when Options granted under the Plan shall become exercisable. Notwithstanding the foregoing, however, to the extent the Board is exercising its discretion regarding the grant of Restricted Stock or Restricted Stock Units or the exercisability of Options, the Board shall act without the Non-Employee Director to whom the Award relates.

        The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Neither the Board nor any member thereof shall be liable for any act done or not done in good faith with respect to the Plan, any Agreement or any Award. The Company shall bear all expenses of administering this Plan.

4.    ELIGIBILITY

        All Non-Employee Directors of the Company shall be eligible to receive Options, Restricted Stock and Restricted Stock Units under the Plan during the time they serve as Non-Employee Directors pursuant to the terms of the Plan. A Non-Employee Director's right to receive further Awards under the Plan shall automatically terminate on and after the time he is no longer a Non-Employee Director.

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5.    SHARES SUBJECT TO THE PLAN

        An aggregate of 350,000 Shares (subject to adjustment in accordance with Section 9 below) previously were reserved for issuance in connection with Options granted under the Plan. On and after the Amendment Effective Date, an additional 600,000 Shares (subject to adjustment in accordance with Section 9 below) shall be reserved for issuance in connection with Awards under the Plan or the settlement of Deferred Stock Benefits, so that an aggregate of 950,000 Shares (subject to adjustment in accordance with Section 9 below) will be available for issuance in connection with Awards or the settlement of Deferred Stock Benefits, reduced by the number of Awards previously granted pursuant to the Plan. With respect to that aggregate amount, a total of 300,000 Shares (subject to adjustment in accordance with Section 9 below) may be issued in connection with Restricted Stock and Restricted Stock Units granted under the Plan or the settlement of Deferred Stock Benefits. The Shares so issued may be either authorized but unissued Shares of the Company or Shares that have been or may be reacquired by the Company, including treasury shares. Any Shares subject to issuance upon grant, exercise, vesting or payment of an Award but that are not issued because of a surrender, lapse, expiration, forfeiture or termination of such Award, shall once again be reserved and available for issuance under the Plan. Any Shares the receipt of which is deferred in accordance with the rules the Board prescribes and any other Shares represented by Deferred Stock Benefits will continue to count against the aggregate number of Shares available under the Plan unless such Shares will not be issued because of a surrender, lapse, expiration, foreclosure or termination of the rights therein or in the Deferred Stock Benefits; provided, however, that Shares shall be counted toward the foregoing limits only once (so that in case of Shares subject to Awards that are cancelled in connection with Deferred Stock Benefits, such Shares shall only be counted once). If a Deferred Stock Benefit is forfeited, in whole or in part, the number of Shares allocated to such Deferred Stock Benefit or the portion thereof may be reallocated to other Awards to be granted under the Plan or to the settlement of any other Deferred Stock Benefits. However, Shares issued in settlement of or representing Deferred Stock Benefits that constitute earnings on deferred Shares shall be counted separately towards the foregoing limits.

6.    TERMS AND CONDITIONS OF OPTIONS

        6.1    Grants

          (a)  All grants of Options under the Plan shall be automatic and non-discretionary (except with respect to the vesting provisions of such Options), and subject to the terms and conditions provided in this Plan. All Options granted under the Plan shall be Non-Qualified Stock Options and shall be evidenced by an Agreement in such form and containing such terms and conditions (not inconsistent with this Plan) as the Board determines.

          (b)  Subject to the provisions of the Plan, each Non-Employee Director who is elected or appointed to the Board after March 8, 2000 shall be granted an Option to purchase 35,000 Shares (or such lower number as the Board shall determine) on the date such director takes office.

          (c)  Subject to the provisions of the Plan, each Non-Employee Director serving as a Non-Employee Director at such time shall, as of the first business day of each fiscal year of the Company beginning after March 8, 2000, be granted an Option to purchase an additional 15,000 Shares (or such lower number as the Board shall determine). If at any time there are not sufficient Shares reserved under the Plan for grants of such Options, the Options to be granted each Non-Employee Director under the Plan at such time shall be proportionately adjusted.

          (d)  The purchase price of each Share that may be purchased upon exercise of an Option shall be the Fair Market Value of the Share on the date the Option is granted.

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          (e)  Except as set forth in Sections 6.2(b) or 6.6, Options shall become exercisable with respect to one-third of the Shares subject to the Option (or such lesser percentage as the Board shall determine) on each annual anniversary of the date of grant, provided the Non-Employee Director is still serving as a Non-Employee Director at such time, until the Option becomes exercisable with respect to all the Shares subject to the Option, provided the Option does not expire by its terms before such time. Options may be exercised, once vested, only within 10 years of the date of grant.

        6.2    Termination of Directorship

          (a)  The Option of any Participant whose status as a director of the Company shall terminate because of death or Disability may be exercised, to the extent exercisable on the date of death or Disability, at any time within one year after the date of such termination or prior to the date on which the Option expires by its terms, whichever is earlier. Any such exercise shall be made (i) in the case of the death of the Participant, by the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Option shall pass by will or by the laws of descent and distribution, and (ii) in the case of the Disability of the Participant, by the Participant or by the Participant's guardian or legal representative.

          (b)  The Board in its discretion may declare that an Option of a Participant whose status as a director terminates because of removal from the Board on or within one year after a Change in Control shall become fully exercisable with respect to all Shares covered thereby and not previously purchased upon exercise of the Option, and shall remain fully exercisable until three months after the date of such termination or prior to the date the Option expires by its terms, whichever is earlier. If the Board does not make any such declaration before the Participant's status as a director terminates because of removal from the Board on or within one year after a Change in Control, then the Option of any Participant whose status as a director so terminates may be exercised, to the extent exercisable on the date of such termination, within three months after the date of termination or prior to the date on which the Option expires by its terms, whichever is earlier.

          (c)  The Option of any Participant whose status as a director shall terminate for any reason other than as specified in Sections 6.2(a) and 6.2(b) may be exercised, to the extent exercisable on the date of such termination, within three months after the date of such termination or prior to the date on which the Option expires by its terms, whichever is earlier.

        6.3    Nontransferability

        Each Option granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution, and shall be exercised during the lifetime of the Participant only by the Participant or by the Participant's guardian or legal representative. Notwithstanding the preceding sentence, a Participant, at any time prior to his death, may assign all or any portion of an Option granted to him to (i) his spouse or lineal descendants; (ii) the trustee of a trust established for the primary benefit of his spouse or lineal descendants or (iii) a partnership of which his spouse and lineal descendants are the only partners. In such event, the spouse, lineal descendants, trust, or partnership will be entitled to all the rights of the Participant with respect to the assigned portion of such Option (except that such transferee may not transfer the Option other than by will or by the laws of descent and distribution), and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option as set forth herein immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) the Participant does not receive any consideration therefor and (ii) the assignment is expressly approved by the Board. Any such assignment shall be evidenced by an appropriate written document executed by the Participant and a copy thereof shall be delivered to the Board on or prior to the effective date of the assignment.

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        6.4    Terms of Options

        Options shall expire 10 years from the date of the granting thereof, but shall be subject to earlier termination as provided in Section 6.2. Each Agreement evidencing the grant of Options under the Plan shall comply with and shall be subject to the terms and conditions of the Plan and shall constitute evidence, by the Non-Employee Director's signature thereon, that it is the intent of the Non-Employee Director to continue to serve as a director of the Company for the remainder of his term during which the Option was granted. It shall be a condition to the exercise of an Option that the Participant represent to the Company at the time of exercise that the Shares are being acquired for investment and not with a view to the distribution thereof and that the Participant agrees that the Shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall receive an opinion of counsel that such disposition is exempt from registration under the applicable securities laws. The Company may include on certificates representing Shares issued pursuant to any Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions as the Company, in its discretion, shall deem appropriate.

        6.5    Exercise of Options

        A Participant may exercise an Option by delivery of a written notice, specifying the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the purchase price of any Shares to be purchased (in the form of a cashier's or certified check). The Option shall not be deemed exercised and no Shares shall be issued upon exercise of an Option until full payment has been made therefor. Notwithstanding the foregoing sentences, the Board, in its discretion and to the extent applicable law permits, may allow a Participant to pay the purchase price of the Shares to be purchased (i) in Shares that the Participant has owned for at least six months prior to the date of exercise valued at their Fair Market Value on the day preceding the date of exercise equal to the exercise price of the Option; (ii) in a cashless exercise through a broker; or (iii) by any combination of the aforementioned methods of payment. Shares issued upon exercise of an Option shall be issued only in the name of the Participant. All notices shall be delivered to the Secretary of the Company and shall become effective when received.

        6.6    Change in Control

        Outstanding Options previously granted under the Plan shall be exercisable in whole or in part, with respect to the additional number of Shares to which the Option is not at that time exercisable as if the Participant had remained on the Board for an additional 18 months from the date of the Change in Control (it being deemed that the Non-Employee Director had an additional 18 months on the Board for purposes of determining the extent of the exercisability of such outstanding Options), on the earlier of (i) immediately before the consummation of the Change in Control or (ii) immediately before the Board takes any of the actions described in the next sentence provided in either event the Non-Employee Director to whom the Option was granted is still serving as a Non-Employee Director at such time, and such Options shall remain exercisable to such extent thereafter in accordance with the terms of such Options, notwithstanding any provisions in the Options to the contrary regarding exercisability. Notwithstanding any provision of any Agreement to the contrary, in the event of or in anticipation of a Change in Control, the Board in its discretion (i) may declare that some or all outstanding Options previously granted under the Plan shall terminate as of a date on or before the Change in Control without any payment to the holder of the Options, provided the Board gives prior written notice to the holders of the Options and gives them the right to exercise their outstanding Options before such date to the extent they are exercisable and/or (ii) may terminate some or all outstanding Options on the consummation of the Change in Control in consideration of payment to the holder of each such Option, with respect to each Share to which the Option is then exercisable, of the excess of the Fair Market Value on such date of the Shares subject to the Option over the Option price. The Board may take such actions with respect to some or all outstanding Options or on an

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Option-by-Option basis, which actions need not be uniform for all outstanding Options. Such payment in (ii) above may be made in any manner the Board determines, including in cash, Voting Stock or other property. However, such Options shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

7.    TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        7.1    Grants

          (a)  In accordance with the provisions of Section 4, the Board, in its sole discretion, will designate each Non-Employee Director to whom Restricted Stock is to be granted or sold or to whom Restricted Stock Units are to be granted and will specify the number of Shares such Award covers and the purchase price, if any, the Participant must pay for any Award. All Restricted Stock and Restricted Stock Units granted under the Plan shall be evidenced by an Agreement in such form and containing such terms and conditions (not inconsistent with this Plan) as the Board in its sole discretion determines.

          (b)  Restricted Stock and Restricted Stock Units granted pursuant to the Plan shall be subject to such additional terms and conditions as are set forth in the Agreement evidencing such Restricted Stock or Restricted Stock Units.

          (c)  Unless the applicable Agreement provides otherwise, if a Participant must pay for an award of Restricted Stock, payment for the Award shall be made in cash or cash equivalent acceptable to the Board. If the Agreement so provides, the Board in its discretion and to the extent applicable law permits may allow a Participant to pay all or part of the purchase price (i) by surrendering Shares to the Company that a Participant has held for at least six months; (ii) by delivery of the full recourse, interest-bearing promissory note of a Participant, bearing interest at such rate as would avoid interest being imputed under the Code; (iii) by such other medium of payment as the Board in its discretion shall authorize or (iv) by any combination of the aforementioned methods of payment. If Shares are used to pay all or part of the purchase price, the sum of the cash and cash equivalent and other payments and the Fair Market Value (determined as of the day preceding the date of purchase) of the Shares surrendered must not be less than the purchase price of the Restricted Stock.

          (d)  Except as set forth in Sections 7.2 or 7.6, shares of Restricted Stock shall become Vested and Restricted Stock Units shall become payable at such time or times as the Board determines and sets forth in the applicable Agreement. Restricted Stock and Restricted Stock Units will become Vested or payable, as applicable, if at all, within 10 years of the date of grant. The Company shall pay each Participant one Share for each Restricted Stock Unit that becomes payable and shall deliver to the Participant certificates representing the Shares that have been paid. All Shares issued upon the grant, vesting or payment of Restricted Stock or Restricted Stock Units shall be issued only in the name of the Participant.

        7.2    Termination of Directorship

        Outstanding Restricted Stock or Restricted Stock Units granted to a Participant under the Plan may become Vested or payable, as applicable, upon the termination of such Participant's service as a director of the Company to the extent set forth in the applicable Agreement.

        7.3    Nontransferability

        Restricted Stock and Restricted Stock Units granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution; provided, however that Restricted Stock will be nontransferable only until it has become Vested. No Restricted Stock or Restricted Stock Units or

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any right or interest of a Participant in any Restricted Stock or Restricted Stock Units shall be liable for, or subject to, any liability, lien or obligation of such Participant.

        7.4    Terms of Restricted Stock and Restricted Stock Units

        Restricted Stock and Restricted Stock Units shall expire 10 years from the date of the granting thereof, whether or not then Vested or payable, but shall be subject to earlier termination as provided in the applicable Agreement. Each Agreement evidencing the grant of Restricted Stock or Restricted Stock Units shall comply with and be subject to the terms and conditions of the Plan and shall constitute evidence, by the Non-Employee Director's signature thereon, that it is the intent of the Non-Employee Director to continue to serve as a director of the Company for the remainder of his or her term during which the Restricted Stock or Restricted Stock Units were granted. It shall be a condition to the grant of Restricted Stock or Restricted Stock Units that a Participant represent to the Company at the time of grant that the Shares issuable pursuant to the grant, vesting or payment of Restricted Stock or Restricted Stock Units, as applicable, are being acquired for investment and not with a view to the distribution thereof and that a Participant agrees that the Shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall receive an opinion of counsel that such disposition is exempt from registration under the applicable securities laws. The Company may include on certificates representing Shares issued pursuant to any Restricted Stock or Restricted Stock Units such legends referring to the foregoing representations or restrictions or any other applicable restrictions as the Company, in its discretion, shall deem appropriate.

        7.5    Shareholder Rights

        Before shares of Restricted Stock become Vested, a Participant will have all rights of a shareholder in the shares of Restricted Stock as provided under the Certificate of Incorporation of the Company and applicable law, including without limitation the right to vote the shares and receive dividends and distributions thereon; provided, however, that during such period a Participant (i) may not sell, transfer, exchange, pledge, hypothecate or otherwise dispose of any shares of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing the shares of Restricted Stock until they become Vested and (iii) a Participant will deliver to the Company a stock power, endorsed in blank, with respect to each share of Restricted Stock. No Participant shall have any rights as a shareholder with respect to any Restricted Stock Units until payment of such Restricted Stock Units and the issuance to a Participant of the certificates representing the Shares that have been paid.

        7.6    Change in Control

        Outstanding Restricted Stock and Restricted Stock Units previously granted under the Plan that are not then Vested or payable shall become Vested or payable, immediately before the consummation of a Change in Control, provided the Non-Employee Director is still serving as a Non-Employee Director at such time.

8.    LISTING AND REGISTRATION OF SHARES; CONTRACTS

        Each Award shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Plan or of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance, purchase, vesting or payment of Shares thereunder, such Award may not be granted or exercised or become Vested or payable in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Each Award shall also be subject to the condition that the Company shall not be obligated to make a grant or to issue or transfer its Shares to a Participant or allow such Shares to become Vested or payable pursuant to the Award, if the Board

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determines that such grant, issuance, transfer or payment would violate any covenant in any loan agreement or other contract to which the Company is a party or would violate any prohibition on such acts during any applicable blackout period or otherwise or would violate any applicable law. Any postponement of the grant of an Award or the issuance or payment of Shares hereunder in accordance with this Section 8 shall not extend the term of the Award and neither the Company nor its directors and officers, nor the Board, shall have any obligation or liability to any Participant or to any other person with respect to Shares as to which the Award shall lapse because of such postponement. The Company may include on certificates representing Shares issued pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

9.    ADJUSTMENT FOR CHANGES IN CAPITALIZATION

        Any increase in the number of outstanding Shares of the Company occurring through stock splits or stock dividends after the adoption of the Plan shall be reflected proportionately in an increase in the aggregate number of Shares then available for the grant of Awards under the Plan or Deferred Stock Benefits, or becoming available through the termination, surrender or lapse of Awards previously granted but unexercised or Deferred Stock Benefits, and in the number of Shares subject to Awards or Deferred Stock Benefits then outstanding. Any fractional shares resulting from such adjustments shall be eliminated. If changes in capitalization other than those considered above shall occur, the Board shall make such adjustment in the number and class of Shares as to which Awards may thereafter be granted or Deferred Stock Benefits, and in the number and class of Shares remaining subject to Awards or Deferred Stock Benefits then outstanding, as the Board in its discretion may consider appropriate, and all such adjustments shall be conclusive upon all persons.

10.    TAXES

        Each Participant shall be responsible for satisfying any income and tax withholding obligations attributable to participation in the Plan and the grant, exercise, vesting or payment of any Awards. The Board, to the extent applicable law permits, may allow a Participant to satisfy any such amounts (i) in Shares that the Participant has owned for at least six months prior to the date of grant, exercise, vesting or payment, as applicable, valued at their Fair Market Value on the day preceding such date; (ii) in a cashless exercise through a broker or (iii) by any combination of the aforementioned methods of payment.

11.    LIMITATION OF RIGHTS

        11.1    Neither the Plan, nor the granting of an Award nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

        11.2    Except as provided in Section 7.5, a Participant shall have no rights as a stockholder with respect to the Shares covered by Awards until the date of the issuance of a stock certificate upon exercise or payment of the Award, and except as provided in Section 7.5 or in any applicable Restricted Stock Unit Agreement, no provision will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

12.    OTHER ACTIONS

        Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant Awards for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association or other entity, or to grant Awards to, or assume Awards

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of, any person in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

13.    DEFERRAL OF SHARES

        In accordance with rules the Board prescribes, a Participant who is eligible for the Deferred Compensation Program may elect to defer the receipt of Shares issuable to the Participant pursuant to any Award. The Board in its discretion may prescribe the types of Awards that are subject to the Deferred Compensation Program, the Participants eligible to participate in the Deferred Compensation Program and all administrative rules related thereto with respect to Awards.

14.    EFFECTIVE DATE OF THE PLAN

        The Plan was originally effective as of March 8, 2000. The Plan, as amended and restated, became effective on January 23, 2003, the date the Board approved it, except that (i) no additional Shares shall be reserved for issuance hereunder and (ii) no Restricted Stock or Restricted Stock Units shall be granted hereunder and no Shares shall be issued for Deferred Stock Benefits unless the Company's stockholders at the 2003 Annual Meeting of Stockholders or any adjournment thereof or at a Special Meeting of the Stockholders approve the Plan, as amended herein. Notwithstanding the foregoing, Options granted before January 23, 2003 shall continue to be governed by the terms of the Plan as in effect prior to its amendment and restatement and will not be eligible to be converted into Deferred Stock Benefits. Unless earlier terminated by the Board, the Plan shall terminate on March 8, 2010. No Award shall be granted under the Plan after such date.

15.    TERMINATION AND AMENDMENT OF THE PLAN

        The Board, without further action on the part of the Company's stockholders, may at any time terminate, suspend or modify the Plan to the extent permitted by law, regulation or stock exchange requirements. The Plan will automatically terminate on and after the time there are no longer any Shares available for issuance pursuant to Awards or Deferred Stock Benefits under the Plan. No termination or amendment of the Plan, or amendment of any Award, shall adversely affect any right acquired by any Participant under an Award granted before the date of such termination or amendment, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 9 above does not adversely affect any such right. No amendment shall, without the consent of the participating director in the Deferred Compensation Program, adversely affect any rights of such director under the Deferred Compensation Program as in effect at that time. Notwithstanding the foregoing, the Plan may not be terminated so long as the Deferred Compensation Program remains in effect unless all Deferred Stock Benefits payable with Shares under this Plan have been paid or distributed in full unless the Deferred Compensation Program is terminated in accordance with its terms on or before such time.

16.    GOVERNING LAW

        The Plan shall be construed and administered under the laws of the State of Delaware.

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QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION, VOTING AND REVOCABILITY OF PROXIES
PROPOSAL 1—ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Compensation Committee Report on Executive Officer Compensation
Table I—Summary Compensation Table
Table II—Option Grants in 2002
Table III—Option Exercises In Fiscal 2002 and Fiscal 2002 Year-End Option Values
Table IV—Amended Equity Compensation Plan Information
STOCK PERFORMANCE GRAPH
AUDIT COMMITTEE
Audit Committee Report
PROPOSAL 2
Summary of the Director Plan
Summary of Changes to the Director Plan
Summary of United States Federal Income Tax Consequences for Directors
PROPOSAL 3
Summary of the Incentive Plan
Summary of Changes to the Incentive Plan
Summary of United States Federal Income Tax Consequences
PROPOSAL 4
OTHER MATTERS
SOLICITATION OF PROXIES
STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-K
BENEFICIAL OWNERS
EARTHLINK, INC. STOCK INCENTIVE PLAN
TABLE OF CONTENTS
ARTICLE I DEFINITIONS
ARTICLE II PURPOSES
ARTICLE III ADMINISTRATION
ARTICLE IV ELIGIBILITY
ARTICLE V STOCK SUBJECT TO PLAN
ARTICLE VI TERMS AND CONDITIONS OF ALL OPTIONS
ARTICLE VII ADDITIONAL TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
ARTICLE VIII TERMS AND CONDITIONS OF RESTRICTED STOCK
ARTICLE IX TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS
ARTICLE X TERMS AND CONDITIONS OF SARS
ARTICLE XI TERMS AND CONDITIONS OF PERFORMANCE AWARDS
ARTICLE XII ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ALL AWARDS
ARTICLE XIII DEFERRED BENEFITS
ARTICLE XIV LIMITATION ON BENEFITS
ARTICLE XV ADJUSTMENT UPON CHANGE IN COMMON STOCK
ARTICLE XVI COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
ARTICLE XVII GENERAL PROVISIONS
ARTICLE XVIII AMENDMENT
ARTICLE XIX DURATION OF PLAN
ARTICLE XX EFFECTIVE DATE OF PLAN
ARTICLE XXI RULES OF CONSTRUCTION
EARTHLINK, INC. EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS